                                                        REGISTRATION NO. 33-6867

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM N-1A
                                                                           ---
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   / X /
                                                                           ---

                                                                           ---
         Pre-Effective Amendment No.                                      /   /
                                       ----                                ---

                                                                           ---
         Post-Effective Amendment No.   29                                / X /
                                       ----                                ---

                                        and/or
                                                                           ---
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           / X /
                                                                           ---

                      Capstone International Series Trust
               on behalf of its series, Capstone New Zealand Fund
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               5847 San Felipe, Suite 4100, Houston, Texas  77057
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)    (Zip Code)

    Registrant's Telephone Number, Including Area Code     (713) 260-9000
--------------------------------------------------------------------------------

                 Allan S. Mostoff, Esq., Dechert Price & Rhoads
--------------------------------------------------------------------------------

                   1175 I Street, N.W., Washington, DC  20006
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

 ---
/ X /    immediately upon filing pursuant to paragraph (b).
 ---

 ---
/   /    on                pursuant to paragraph (b).
 ---       ----------------

 ---
/   /    60 days after filing pursuant to paragraph (a)(i).
 ---

 ---
/   /    on (date) pursuant to paragraph (a)(i).
 ---

 ---
/   /    75 days after filing pursuant to paragraph (a)(ii).
 ---

 ---
/   /    on                pursuant to paragraph (a)(ii) of Rule 485
 ---       ----------------



Total Pages                                             Exhibit Index Page
            -----                                                         -----

                      CAPSTONE INTERNATIONAL SERIES TRUST
                           CAPSTONE NEW ZEALAND FUND
                             CROSS REFERENCE SHEET
                                    BETWEEN
                       ITEMS OF FORM N-1A AND PROSPECTUS
                 (PART A TO REGISTRATION STATEMENT NO. 33-6867)


   ITEM
  NUMBER       FORM N-1A HEADING                            CAPTION IN PROSPECTUS
  ------       -----------------                            ---------------------
    1.         Cover Page                                   Prospectus Cover Page

    2.         Synopsis                                     Prospectus Summary

    3.         Condensed Financial Information              Financial Highlights

    4.         General Description of Registrant            Investment Objective and Policies; Risk Factors; The New
                                                            Zealand Economy and Securities Market; Risk Factors;
                                                            Investment Restrictions; Management of the Fund;
                                                            General Information

    5.         Management of the Fund                       Management of the Fund

    6.         Capital Stock and Other Securities           General Information; Distributions and Taxes

    7.         Purchase of Securities Being                 Determination of Net Asset Value; Purchasing
               Offered                                      Shares

    8.         Redemption or Repurchase                     Redemption and Repurchase of Shares

    9.         Pending Legal Proceedings                    Inapplicable

                      CAPSTONE INTERNATIONAL SERIES TRUST
                           CAPSTONE NEW ZEALAND FUND
                             CROSS REFERENCE SHEET
                                    BETWEEN
                           ITEMS OF FORM N-1A AND THE
                      STATEMENT OF ADDITIONAL INFORMATION
                 (PART B TO REGISTRATION STATEMENT NO. 33-6867)


  ITEM                                                      CAPTION IN STATEMENT OF
  NUMBER       FORM N-1A HEADING                            ADDITIONAL INFORMATION
  ------       -----------------                            -----------------------
   10.         Cover Page                                   Cover Page

   11.         Table of Contents                            Table of Contents

   12.         General Information and History              General Information

   13.         Investment Objectives and Policies           Investment Practices and Restrictions

   14.         Management of the Fund                       Trustees and Executive Officers

   15.         Control Persons and Principal                Control Persons and Principal Holders of
               Holders of Securities                        Securities

   16.         Investment Advisory and Other                Investment Advisory Agreement;
               Services                                     Administration Agreement; Expenses; Other Information

   17.         Brokerage Allocation                         Portfolio Transactions and Brokerage

   18.         Capital Stock and Other Securities           Inapplicable

   19.         Purchase, Redemption and Pricing of          Determination of Net Asset Value; How to Buy
               Securities Being Offered                     and Redeem Shares

   20.         Tax Status                                   Taxes

   21.         Underwriter                                  Distributor

   22.         Calculation of Performance Data              Performance Information

   23.         Financial Statements                         Financial Statements

                           CAPSTONE NEW ZEALAND FUND

                                   A FUND OF
                      CAPSTONE INTERNATIONAL SERIES TRUST


                          5847 San Felipe, Suite 4100
                               Houston, TX  77057
                                 1-800-262-6631



                                 MARCH 2, 1998


                                   PROSPECTUS



         Capstone New Zealand Fund (the "Fund") is a series of Capstone International Series Trust (the "Trust"), a diversified open-end management investment company. The Fund seeks to provide long-term capital appreciation and current income by investing in equity securities, debt securities, securities convertible into common stock of issuers in New Zealand and local authority and New Zealand government securities.

         The Trust currently has one other series, Capstone Japan Fund, and may create additional series in the future. Each existing and future series will be treated as a separate mutual fund with its own investment objective and policies.

         This Prospectus sets forth certain information about the Trust and the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.


         A STATEMENT OF ADDITIONAL INFORMATION about the Fund dated March 2, 1998 has been filed with the Securities and Exchange Commission and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number or address listed above. The Statement of Additional Information is incorporated herein by reference.



        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                 ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           CAPSTONE NEW ZEALAND FUND



Investment Adviser:                                         Administrator:
         FCA Corp                                               Capstone Asset Management Company
         5847 San Felipe #850                                   5847 San Felipe, Suite 4100
         Houston, Texas  77057                                  Houston, Texas  77057

Distributor:                                                Shareholder Servicing Agent:
         Capstone Asset Planning Company                        FPS Services, Inc.
         5847 San Felipe, Suite 4100                            P.O. Box 61503
         Houston, Texas  77057                                  3200 Horizon Drive
         1-800-262-6631                                         King of Prussia, Pennsylvania  19406-0903


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary . . . . . . . . . . . . . . . . . . . . .    3
Fund Expenses  . . . . . . . . . . . . . . . . . . . . . . .    5
Financial Highlights . . . . . . . . . . . . . . . . . . . .    7
Investment Objective and Policies  . . . . . . . . . . . . .    8
The New Zealand Economy and Securities Market  . . . . . . .   10
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . .   11
Investment Restrictions  . . . . . . . . . . . . . . . . . .   12
Performance Information  . . . . . . . . . . . . . . . . . .   13
Management of the Fund . . . . . . . . . . . . . . . . . . .   14
Purchasing Shares  . . . . . . . . . . . . . . . . . . . . .   17
Distributions and Taxes  . . . . . . . . . . . . . . . . . .   19
Redemption and Repurchase of Shares  . . . . . . . . . . . .   20
Determination of Net Asset Value   . . . . . . . . . . . . .   21
Stockholder Services   . . . . . . . . . . . . . . . . . . .   22
General Information  . . . . . . . . . . . . . . . . . . . .   24



         No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer or solicitation in such jurisdiction.

                           CAPSTONE NEW ZEALAND FUND

                               PROSPECTUS SUMMARY


Type of Company . . . . . . . .     The Fund, which commenced operations on
                                    November 25, 1991, is a series of an
                                    open-end diversified management investment company organized on May 9, 1986 as a Massachusetts business trust. (see page 24)

Investment Objective  . . . . .     The primary investment objective of the
                                    Fund is to provide long-term capital
                                    appreciation and current income. It offers investors an opportunity to pursue this objective by participating in the New
                                    Zealand securities market.  (see page 8)

Investment Policies . . . . . .     The Fund invests primarily in equity and
                                    debt securities and securities convertible into common stock of New Zealand issuers including issuers that are organized under New Zealand law, issuers that are listed on the New Zealand Stock Exchange, issuers that derive 50% or more of their total revenues from goods and/or services produced or sold in New Zealand, New
                                    Zealand government and local authority
                                    securities, and securities denominated in
                                    New Zealand dollars.  The Fund places
                                    primary emphasis on those securities of
                                    high quality that afford current income and which, in the case of equities, in the opinion of the Fund's Adviser, seem capable of appreciating. (see page 8)

Investment Adviser  . . . . . .     FCA Corp (the "Adviser") is the Fund's
                                    investment adviser. The Adviser provides investment advice and portfolio management services to the Fund. The Adviser is paid a monthly fee equal to an annual rate of 0.75% of the Fund's average net assets.
                                    The Fund is the Adviser's only investment company client. (see page 14)

Administrator . . . . . . . . .     Capstone Asset Management Company is the
                                    Fund's administrator (the "Administrator").
                                    The Administrator provides advisory and/or administrative services to the other mutual funds in the Capstone Group. The
                                    Administrator is paid a monthly fee equal to an annual rate of 0.25% of the Fund's average net assets, plus a monthly fee to reimburse it for the cost of accounting, bookkeeping and pricing services it performs for the Fund. (see page 15)


Expenses of the Fund  . . . . .     For the last fiscal year, the Fund's total
                                    operating expenses, after reimbursements and voluntary payments by the Adviser and Administrator, were 2.50% of its average net assets. (see page 17)


Dividends and
  Distributions . . . . . . . .     The Fund pays dividends from net investment
                                    income and distributions from capital
                                    gains, if any, at least annually. (see
                                    page 19)

Distributor and Offering  . . .     Shares of the Fund are continuously offered
                                    for sale through the Price Fund's
                                    Distributor, Capstone Asset Planning
                                    Company, without a sales load, at the net asset value next determined after receipt of the order. The Fund bears certain expenses pursuant to a written Rule 12b-1 distribution plan.  (see page 17)

Minimum Purchase  . . . . . . .     The minimum initial investment, with
                                    certain exceptions, is $200. There is no minimum for subsequent purchases. (see page 17)

Redemption  . . . . . . . . . .     Shares of the Fund are redeemed at the next
                                    determined net asset value, without charge.
                                    (see page 20)

                                 FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                       0%
  (as a percentage of offering price)

Maximum Sales Load Imposed on Reinvested Dividends            0%
  (as a percentage of offering price)

Deferred Sales Load (as a percentage of
  original purchase price or redemption of
  proceeds, as applicable)                                    0%

Redemption Fees (as a percentage of amount
  redeemed)                                                   0%

Exchange Fee                                                  0%


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                            0.43%
  (After expense reimbursement)
12b-1 Fees*                                                0.25%
Other Expenses                                             1.82%
  (After expense reimbursements)
Total Fund Operating Expenses                              2.50%

                                    EXAMPLE

                                                                 1 year      3 years     5 years     10 years
                                                                 ------      -------     -------     --------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period:                        $25           $78        $133        $284


----------------------
* Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term stockholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD (see "Distributor").

         The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The management fee information contained in the table reflects an expense reimbursement by the Fund's Adviser. Without the expense reimbursement, the fees paid to the Adviser would have amounted to .75% of the Fund's average net assets, total Fund operating expenses would have been 2.89%, (which is higher than that of most other investment companies), and expenses in the same 1, 3, 5 and 10 year periods shown in the Example would have been $29, $89, $152, and $321, respectively. See "Management of the Fund" for more complete descriptions of the fees paid to the Adviser and of an expense limitation applicable to the Fund.



THE EXAMPLE WHICH IMMEDIATELY FOLLOWS THE TABLE USES THE "TOTAL FUND OPERATING EXPENSES" FIGURE ABOVE AND ASSUMES IT WILL REMAIN CONSTANT OVER THE ILLUSTRATED PERIOD. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLE OR IN THE TABLE.

                              FINANCIAL HIGHLIGHTS

         The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the Fund's financial statements which have been examined by the independent certified public accounting firms of Briggs, Bunting & Dougherty, LLP for the most recent fiscal year and by other accountants for the other periods indicated. The Fund's Annual Report contains additional performance information and is available free of charge upon request by calling the Fund at 800-262-6631.



                                                                           Year Ended October 31,
                                                 ---------------------------------------------------------------------
PER SHARE DATA                                    1997       1996         1995        1994         1993        1992(1)
                                                  ----       ----         ----        ----         ----        ----
Net asset value at beginning of year  . . .     $ 12.73     $ 11.12      $ 10.44     $ 11.61      $  9.75     $ 10.00
                                                -------     -------      -------     -------      -------     -------
Income from investment operations:
  Net investment income(loss) . . . . . . .         .24         .19          .31         .16          .09        (.06)
  Net realized and unrealized gain(loss)
      on investments  . . . . . . . . . . .       (1.55)       1.93          .90       (1.00)        1.77        (.19)
                                                -------     -------      -------     -------      -------     -------

Total from investment operations  . . . . .       (1.31)       2.12         1.21        (.84)        1.86        (.25)
                                                -------     -------      -------     -------      -------     -------

Less distributions from:
  Net investment income . . . . . . . . . .         .17         .29          .21         .06          .--         .--
  Net realized gain on investments  . . . .         .--         .22          .32         .27         . --         .--
                                                -------     -------      -------     -------      -------     -------

Total distributions . . . . . . . . . . . .         .17         .51          .53         .33         . --         .--
                                                -------     -------      -------     -------      -------     -------

Net asset value at end of year  . . . . . .     $ 11.25     $ 12.73      $ 11.12      $10.44      $ 11.61     $  9.75
                                                =======     =======      =======     =======      =======     =======

TOTAL RETURN(2) . . . . . . . . . . . . . .      (10.46)%     20.03%       12.22%      (7.40)%      19.08%      (2.50)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (in thousands). .     $ 6,844     $ 8,258      $ 3,494     $ 3,014      $ 2,732     $   883
RATIOS:
Operating expenses to average net assets:
  Before expense reimbursement  . . . . . .        2.89%       3.63%        4.77%       4.40%       8.19%       28.18%
  After expense reimbursement . . . . . . .        2.50%       2.72%        2.52%       2.50%       2.50%        5.18%
Net investment income to
   average net assets . . . . . . . . . . .        1.65%       2.32%        3.06%       1.55%        .95%       (1.84)%
Portfolio turnover rate . . . . . . . . . .          24%         38%          38%         40%         32%           4%
Average commission rate
   (per share of security)(3) . . . . . . .      $.0079     $ .0050



--------------
(1)   November 25, 1991 (commencement of operations) to October 31, 1992.
(2) Calculated without sales charge. Sales charge eliminated on August 21,1995.
(3) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

         The Fund's primary investment objective is to seek long-term capital appreciation and current income. The Fund provides investors an opportunity to pursue this objective by participating in the New Zealand securities market. The Fund pursues its objective by investing primarily in equity and debt securities and securities convertible into common stock of New Zealand issuers, including issuers that are organized under New Zealand law, issuers listed on the New Zealand Stock Exchange, issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in New Zealand, New Zealand government and local authority securities, ADRs of New Zealand companies, and securities denominated in New Zealand dollars. Under normal circumstances, the Fund will invest at least 65% of its assets in New Zealand securities. As of the date of this prospectus, to the best of the knowledge of the Adviser the Fund is the only U.S.-registered mutual fund that invests primarily in New Zealand securities. The Fund may also invest in U.S. securities which will consist primarily of debt and money market securities. These objectives and policies are not fundamental policies of the Fund and may be changed without the approval of holders of shares of beneficial interest of the Fund. There can be no assurance that the Fund will achieve its investment objective.

         The Fund will invest principally in securities, which in the opinion of the Fund's Adviser, seem capable of capital appreciation and/or current income. The Fund seeks to diversify its investments across government issues, industry groups and companies.

         In determining appropriate investments for the Fund, primary emphasis is placed upon the characteristics of the particular issuer, with macroeconomic factors assuming a secondary, though still important, role. The Adviser's investment philosophy for the Fund is that the best value in equity investing lies in equity securities of quality companies with adequate cash flow, reasonable price/earnings ratios, and current dividend payments. In selecting an investment for the Fund, the Adviser reviews the earnings power, dividend payout, cash flow, asset values, and market price of the issuer involved. Macroeconomic factors that ordinarily are considered by the Adviser in determining the appropriate distribution of investments among debt and equities and particular issuers include the prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of individual investment opportunities available in the New Zealand market.

         Securities of issuers in which the Fund may invest include common and preferred stock, debt convertible into equity, and debt securities.
Investments in debt securities may include obligations of governmental issuers, as well as obligations of companies having an outstanding debt issue rated A or better by Moody's Investors Service, Inc. ("Moody's"), A or better by Standard & Poor's Corporation ("S&P"), A or better by S&P - Australian Ratings ("S&P Australian"), or obligations of comparable quality as determined by the Adviser pursuant to guidelines approved by the Board of Trustees. Many New Zealand debt securities are not rated, so their quality will be determined in accordance with such guidelines approved by the Board of Trustees. Debt securities acquired by the Fund may include, without limitation, conventional fixed and variable rate bonds and debentures, zero-coupon and original issue discount bonds and warrants to purchase debt instruments.

         In order to have funds available for redemption and investment opportunities, the Fund may hold a portion of its portfolio in cash or short-term money market securities of United States and New Zealand issuers. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "P-1" by Moody's or "A-1" by S&P Australian or, when deemed advisable by the Adviser, issues rated "A-2", "P-2" or "A-2" by S&P, Moody's and S&P Australian, respectively. These rating symbols are described in Appendix A to the Statement of Additional Information.

         The Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or New Zealand banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment obligations of New Zealand banks and New Zealand branches of domestic banks may entail risks that are different from those of investments in domestic obligations of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund, however, will invest in obligations of domestic and New Zealand branches of New Zealand banks, and New Zealand branches of domestic banks, only when the Adviser believes that the risks associated with such investments are minimal. The Fund may also make interest-bearing savings deposits in commercial and savings banks in accounts not in excess of 5% of its total assets.

         The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its objectives.

         To increase income on its investments, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. It is not anticipated that loans will involve over 5% of the Fund's total assets. In no event will such loans be made if, as a result, the aggregate value of securities loaned exceeds one-third of the value of the Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

         Although the Fund has the authority to invest in options on stock and stock indexes, futures contracts, options on futures contracts and repurchase agreements, the Fund does not currently intend to trade in such instruments during the next twelve months and will not trade in such instruments until appropriate disclosure has been added in the Fund's Prospectus and Statement of Additional Information.

For additional information regarding such instruments, see Appendix B to the Statement of Additional Information.

         The ratings referred to in the above description of the Fund's investment objectives and policies represent the minimum rating of a security in which the Fund may invest, although the Fund may not necessarily dispose of a security if it drops below the minimum rating.


         The Fund's portfolio turnover rate will not be a factor preventing a sale or purchase when the Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year, subject to restrictions under Federal income tax laws applicable to regulated investment companies. High portfolio turnover rates will generally result in higher transaction costs to the Fund. The portfolio turnover rate for the fiscal years ended October 31, 1997 and October 31, 1996 was 24% and 38%, respectively.


                 THE NEW ZEALAND ECONOMY AND SECURITIES MARKET


THE NEW ZEALAND ECONOMY

         In January, 1996, New Zealand's foreign currency debt was upgraded by Standard & Poor's from AA to AA+. Standard and Poor's cited New Zealand's prudent fiscal and monetary policies, the improved balance of payments flexibility, a sharp decline in the external public debt burden and the low likelihood that there would be any substantive changes following the mixed member proprietary parliamentary election at the end of 1996.

         In releasing its monthly economic projections in September 1996, the Reserve Bank implied it could not accommodate a significant easing in monetary conditions until the middle of 1997. Inflationary pressures in the non-tradable goods sector, from rising labor costs and house prices, appear to be its primary area of concern.

         The Consumers Price Index showed inflation of 2.1% for the year 1996. This was in line with the projections of the Reserve Board of New Zealand ("RBNZ") but a little ahead of the market expectations. Additionally, recent CPI figures showed that the RBNZ's property sector fears have been well placed and there has been little clear evidence that pressure is lessening. A monetary policy easing in the short term has become less likely, although this may occur if there is weaker growth and labor market data over the next months.

         Unemployment reached a seven year low in the September, 1995 quarter and, although unemployment is largely ignored by financial markets, the RBNZ highlighted the labor market sector as an area of inflationary concern.

         In November, 1995, New Zealand was rated the fourth freest state economy in the world by the U.S. Heritage Foundation. The rating was based on factors such as trade, monetary policy and regulatory controls.

THE NEW ZEALAND SECURITIES MARKET

         Securities trading in New Zealand is centralized in the New Zealand Stock Exchange ("NZSE"), which provides facilities for buying and selling a wide range of listed government, semi-government, state-owned enterprise and private corporate securities. Relative to securities markets in the U.S. and in many European and Asian countries, the New Zealand securities market is small. Market capitalization and trading volume is concentrated in a limited number of New Zealand companies representing a small number of industries.

         The NZSE currently quotes the securities of more than 130 companies. Total trading volume on the NZSE during 1996 was approximately NZ $14.7 billion (US $10.4 billion), and average trading volume in value per day trading day during 1996 was approximately NZ $58 million (U.S. $41 million). The aggregate market capitalization of the securities quoted on the NZSE at January 15, 1996 was approximately NZ $49 billion (US $32 billion), with the six largest companies accounting for approximately 60% of the total market capitalization of such securities.


         The performance of the New Zealand securities market is measured by three indices, the NZSE-40, the NZSE-30 and the NZSCI. The NZSE-40 is composed of a basket of the 40 leading equity securities weighted by their full market capitalization. The NZSE-30 measures the 30 largest issuers by value after excluding any shares held in ownership blocks of 30% or more. The NZSCI Capital is composed of approximately 100 small company securities weighted by their full market capitalization. Although Capstone New Zealand Fund invests in the leading securities, the NZSCI may provide a more meaningful comparison to the Fund because it more closely resembles the Fund's portfolio mix.



                                  RISK FACTORS

         Investments by United States investors in securities of foreign issuers involve risks not associated with their investments in securities of United States issuers. Since the Fund will invest heavily in securities denominated or quoted in New Zealand dollars, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between the New Zealand and the U.S. dollar. Changes in currency exchange rates will influence values within the portfolio from the perspective of United States investors. Changes in currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to stockholders of the Fund. The New Zealand dollar is fully exchangeable into U.S. dollars without legal restriction and trades on a floating basis against all major currencies. The rate of exchange between the U.S. dollar and the New Zealand dollar is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Fund may, to a limited extent, enter into forward foreign currency contracts as a hedge against possible variations in the exchange rates between the U.S. dollar and the New Zealand dollar. Such contracts are agreements to purchase or sell a specified currency at a specified future date (up to a year) and price. The Fund's dealings in currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. The Fund is not obligated to enter into these contracts and there is no guarantee any such contracts will achieve the desired objective. The Fund will not enter into or maintain a position in those contracts if their consummation would obligate the Fund to deliver an amount of New Zealand currency greater than the value of the Fund's assets denominated or quoted in, or currency convertible into, such currency.

         There may be less publicly available information about New Zealand issuers than about United States issuers, and New Zealand issuers are subject to uniform accounting, auditing and financial reporting standards and requirements not exactly like those of United States issuers. While the New Zealand securities market is growing, it has substantially less trading volume than United States markets, and, as a result, securities are generally less liquid and their prices more volatile than securities of comparable United States issuers.

         Brokerage commissions and other transaction costs in New Zealand may be higher than in the United States. There is generally less government supervision and regulation of business and industry practices of exchanges, brokers and issuers in New Zealand than there is in the United States. In particular, delays in settling securities transactions may occur. This may, at times, make it difficult for the Fund to liquidate a previously established securities position. Settlement delays may result in the Fund experiencing delays in the receipt of dividends and interest. The Fund will rely on the expertise of its custodian bank to help reduce these delays.

         Although New Zealand has a relatively stable and friendly government, there is the possibility of imposition of exchange controls or other restrictions, expropriation of assets, confiscatory taxation, imposition of foreign withholding taxes, political or social instability or diplomatic developments which could affect investments in New Zealand securities.

         The Fund's investment flexibility may be further limited by restrictions on percentage of ownership by non-New Zealand persons that may be applicable under New Zealand law or corporate charters with respect to certain New Zealand companies. Additionally, certain rights offerings to shareholders of New Zealand companies in which the Fund may invest may not be made available to the Fund as a U.S. shareholder if such an offer to a U.S. investor would require registration with the Securities and Exchange Commission.

         The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses of the Fund (such as custodial, currency exchange, valuation and communications costs) are higher. Because of its emphasis on investments in New Zealand issuers, the Fund should be considered as a vehicle for diversification of investments and not as a balanced investment program.


                            INVESTMENT RESTRICTIONS

         The Fund has adopted certain investment restrictions which cannot be changed without approval by a majority of the Fund's stockholders ("fundamental policies"), and which are designed to enhance the realization of the Fund's investment objective. Among other things, these restrictions provide that the Fund may not:

         o with respect to 75% of its assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         o purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry or in securities issued or guaranteed by a single government or its agencies or instrumentalities, or with respect to repurchase agreements secured by such securities or instruments, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

         o borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow from banks in an amount not to exceed 1/3 of the value of its net assets, including the amount borrowed.

         For a complete list of the Fund's fundamental and non-fundamental policies, see the Statement of Additional Information.


                            PERFORMANCE INFORMATION

         The Fund may from time to time include figures indicating the Fund's total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of average annual total return reflect deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.


         Performance information for the Fund may be compared, in reports and promotional literature, to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return, average annual total return and/or yield of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., the New Zealand Small Company Index, CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, analytical firms such as Frank Russell Company and SEI Corporation and with the performances of Standard & Poor's 500 Stock Index ("S&P 500"), Barclays Industrial Share Index, the NZSE-40 Capital, the NZSE-30, the Dow Jones Industrial Average ("DJIA"), the Shearson Lehman Hutton Government Corporate Bond Index or other appropriate unmanaged indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Fortune, Business Review Weekly, The Wall Street Journal and The New York Times, or in publications of a local or regional nature may also be used in comparing the performance of the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a description of the methods used to determine the Fund's yield, average annual total return and total return, see the Statement of Additional Information.


                             MANAGEMENT OF THE FUND

         Capstone New Zealand Fund is a series of Capstone International Series Trust, an open-end diversified management investment company, commonly called a mutual fund. The management and affairs of the Fund and the Trust are supervised by the Trust's Board of Trustees. Through the purchase of Fund shares, investors with goals similar to the investment objective of the Fund can participate in the investment performance of a diversified portfolio of investments designed to meet that objective.

ADVISER

         FCA Corp (the "Adviser"), a fee-based financial planning and investment counseling firm located at 5847 San Felipe #850, Houston, Texas 77057, provides investment advice and portfolio management services to the Fund. FCA was incorporated in 1983 and its predecessor was formed in 1975.


         In addition to the Fund, the Adviser acts as an investment adviser to:
Capstone Japan Fund, an open-end management investment company; United Investors Realty Trust, an equity real estate investment trust ("REIT"); First Commonwealth Mortgage Trust, a mortgage REIT; and Ivy Realty Trust, an equity real estate investment trust, as well as providing investment advice to individual clients.


         The Fund is managed by Robert W. Scharar, the President of FCA Corp. In 1975 Mr. Scharar co-founded First Commonwealth Associates, the predecessor to FCA Corp, which he formed in 1983. Mr. Scharar received an AA from Polk Community College, a BSBA in Accounting from the University of Florida, an MBA and JD from Northeastern University, and a LLM in Taxation from Boston University Law School. He is a member of the Florida and Massachusetts Bars and is a member of the Florida Institute of Certified Public Accountants. He has experience as an Accounting Professor at Bentley and Nichols Colleges, and was an officer of United States Trust Company (Boston) and a tax specialist at Coopers & Lybrand. Mr. Scharar is a contributing author to the Clark Boardman Callaghan's publication, "Estate and Personal Financial Planning." His directorships include the American Association of Attorney-CPA's, First Commonwealth Mortgage Trust, United Investors Realty Trust and Southwestern Property Trust.


         The Investment Advisory Agreement between the Fund and the Adviser provides that the Fund pays the Adviser a fee computed daily and payable monthly, equal to an annual rate of 0.75% of the Fund's average net assets. For the fiscal year ended October 31, 1997, the Fund paid advisory fees equal to 0.75% of its average net assets, of which approximately .32% was reimbursed by the Adviser pursuant to an expense limitation discussed below.


         Pursuant to the terms of the Investment Advisory Agreement, and subject to the authority of the

Fund's Board of Trustees, the Adviser is responsible for providing a program of continuous investment management for the Fund in accordance with the Fund's investment objective, policies and limitations; making investment decisions for the Fund; and placing orders to purchase and sell securities for the Fund. Consistent with policies described in the Statement of Additional Information regarding allocation of the Fund's portfolio transactions, the Adviser may place orders for portfolio transactions with the Distributor, TradeStar Investments, Inc. and Williams MacKay Jordan & Co., Inc. (affiliates of the Administrator), and may consider sales of Fund shares as a factor in placing such orders.

ADMINISTRATOR

         Capstone Asset Management Company (the "Administrator"), a wholly-owned subsidiary of Capstone Financial Services, Inc., provides administrative services for the Fund, supervises the Fund's daily business affairs, coordinates the activities of persons providing services to the Fund, and furnishes office space and equipment to the Fund. These services are subject to general review by the Trust's Board of Trustees.


         As compensation for its services, the Administration Agreement provides that the Administrator receives from the Fund a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Fund's average net assets.



         Accounting, bookkeeping and pricing services for the Fund are provided by Fifth Third Bank of Cincinnati, Ohio. Prior to June 1997, these services were provided by the Administrator, for which the Administrator received a monthly fee to reimburse the Administrator for its costs. This amount was not intended to include any profit to the Administrator and was in addition to the administrative fees described above.



         The Administrator provides administrative and/or investment advisory services to three other mutual funds: Capstone Japan Fund, Capstone Government Income Fund and Capstone Growth Fund, Inc. (collectively, the "Capstone Funds"), and to pension and profit sharing accounts, corporations and individuals.


DISTRIBUTOR

         Pursuant to a Distribution Agreement with the Trust dated August 10, 1992, Capstone Asset Planning Company (the "Distributor") is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

         The Fund has adopted a Service and Distribution Plan (the "Plan) pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of the Fund shares to investors and provision of certain stockholder services including but not limited to the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") to obtain various distribution related and/or administrative services for the Fund. These services include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.


         Under the Plan, payments made to the Distributor may not exceed an amount computed at an annual rate of 0.25% of the average net assets of the Fund. Of this amount, the Distributor may reallocate amounts up to 0.25% of the Fund's average net assets to Service Organizations (which may include the Distributor). Any remaining amounts not so allocated will be retained by the Distributor for the purposes described above. The Distributor is permitted to collect the fees under the Plan on a monthly basis. Any expenditures incurred by the Distributor in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.25% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward. During the fiscal year ended October 31, 1997, the effective rate of servicing fees paid to the Distributor and other Service Organizations was approximately 0.20% and 0.05%, respectively, of the Fund's average net assets. The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date.

         The Plan was approved by the Fund's stockholders on August 10, 1992 and took effect on September 1, 1992. It was last approved by a majority of the Fund's Trustees, including a majority of the trustees who have no direct or indirect financial interest in the operation of the Plan or any of its agreements ("Plan Trustees") on May 12, 1997. The Plan will be continued from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, including a majority of the Plan Trustees.


         The Glass-Steagall Act and other applicable laws currently prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, unless such laws are changed, if the Fund engages banks as Service Organizations, the banks would perform only administrative and stockholder servicing functions. If a bank were prohibited from acting as a Service Organization, alternative means for continuing the servicing of such stockholders would be sought. State law may differ from Federal law and banks and other financial institutions may be required to be registered as broker-dealers to perform administrative and stockholder servicing functions.

EXPENSES


         The Fund's expenses are accrued daily and are deducted from its total income before dividends are paid. These expenses include, but are not limited to: fees paid to the Administrator and the Adviser; taxes; legal fees; custodian and auditing fees; transfer agent fees; fees paid to outside firms providing pricing and accounting services to the Fund; and printing and other miscellaneous expenses paid by the Fund.


         Under the Advisory and Administrative Agreements, if the Fund's ordinary business expenses exceed the expense limitations of any state having jurisdiction over the Fund, then the advisory and administration fees will be reduced pro rata (but not below zero) to the extent necessary to comply with such expense limitations. The Adviser and the Administrator have each agreed to bear its pro rata share of any such fee reduction based on the percentage that such person's fee bears to the total fees paid by the Fund to the Adviser under the Investment Advisory Agreement and to the Administrator under the Administration Agreement. Due to recent Federal and state legislation, such state expense limitations are no longer applicable to the Fund. However, the Adviser has voluntarily agreed to honor the expense limitation contained in its agreement with the Fund and to make additional payments to the Fund if the Fund's operating expenses exceed 2.5% of its average net assets after reimbursement of the advisory fees. The payments will be out of the Adviser's own resources and will not be subject to re-payment by the Fund. The Fund's annual total operating expenses, after reimbursements from the Adviser, during the fiscal year ended October 31, 1997 were 2.50% of its average net assets.



                               PURCHASING SHARES

         Capstone Asset Planning Company (the "Distributor"), located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis. Edward L. Jaroski is President of the Trust, and a Director and President of the Administrator and the Distributor. Some other officers of the Trust are also officers of the Administrator, the Distributor and Capstone Financial Services, Inc.

         Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund's Distributor. Except for the Fund itself, only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Fund. For further information, reference is made to the caption "Distributor" in the Fund's Statement of Additional Information.

         Shares of the Fund are sold at net asset value, without a sales charge, and will be credited to a stockholder's account at the net asset value next computed after an order is received. The minimum initial investment is $200, except for continuous investment plans which have no minimum, and there is no minimum for subsequent purchases. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.

         At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or to participate in sales programs sponsored by the Distributor. In addition, the Adviser, the Administrator and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser, Administrator and/or the Distributor, sponsor programs designed to reward selected dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. Such payments are made out of their own assets, and not out of the assets of the Fund. These programs will not change the price you pay for your shares or the amount that the Fund will receive from such sale.

         Payment for all orders to purchase Fund shares must be received by the Fund's Transfer Agent within three business days after the order was placed. Checks made payable to third parties will not be accepted.

INVESTING THROUGH AUTHORIZED DEALERS

         If any authorized dealer receives an order of at least $200, the dealer may contact the Distributor directly. Orders received by dealers by the close of trading on the New York Stock Exchange on a business day that are transmitted to the Distributor by 4:00 p.m. Central time on that day will be effected at the net asset value per share determined as of the close of trading on the New York Stock Exchange that day. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Central time.

         After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

PURCHASES THROUGH THE DISTRIBUTOR

         An account may be opened by mailing a check or other negotiable bank draft (payable to Capstone New Zealand Fund) for $200 or more together with the completed Investment Application Form to the Fund's Transfer Agent: Capstone New Zealand Fund, c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. The $200 minimum initial investment will be waived by the Distributor for plans involving continuing investments (see "Stockholder Services"). There is no minimum for subsequent investments, which may be mailed directly to the Transfer Agent. All such investments are effected at the net asset value of Fund shares next computed following receipt of payment by the Transfer Agent. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the stockholder's address of record.

TELEPHONE PURCHASE AUTHORIZATION (Investing by Phone)

         Stockholders who have completed the Telephone Purchase Authorization section of the Investment Application Form may purchase additional shares by telephoning the Fund's Transfer Agent at (800) 845-2340. The minimum telephone purchase is $1,000 and the maximum is the greater of $1,000 or five times the net asset value of shares (for which certificates have not been issued) held by the stockholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be effected at the net asset value next computed after receipt of the call by the Fund's Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within three business days after the order is placed. If payment is not received within three business days, the stockholder will be liable for all losses incurred as a result of the purchase.

INVESTING BY WIRE

         Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank KC NA, ABA #10-10-00695, For: FPS Services, Inc., Account #98-7037-0719; Further Credit Capstone New Zealand Fund. The investor's name and account number must be specified in the wire.

         Initial Purchases - Before making an initial investment by wire, an investor must first telephone (800) 845- 2340 to be assigned an account number. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, the investment application should be promptly forwarded to Capstone New Zealand Fund, c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903.

         Subsequent Purchases - Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.

                            DISTRIBUTIONS AND TAXES

PAYMENT OPTIONS

         Distributions (whether treated for tax purposes as ordinary income or long-term capital gains) to the Fund's stockholders are paid in additional shares of the Fund, with no sales charge, based on the Fund's net asset value as of the close of business on the record date for such distributions. However, a stockholder may elect on the application form to receive distributions as follows:

         Option 1.        To receive income dividends in cash and capital gain
                          distributions in additional Fund shares, or

         Option 2.        To receive all dividend and capital gain distributions
                          in cash.

         The Fund intends to pay any dividends from investment company taxable income and distributions representing net capital gains at least annually, usually in December. The Fund will advise each stockholder annually of the amounts of dividends from investment income and of long-term capital gain distributions reinvested or paid in cash to the stockholder during the calendar year.

         If you select Option 1 or Option 2 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then-current net asset value and your election will be converted to the purchase of additional shares.

TAXES

         The Fund intends to qualify as a regulated investment company under the U.S. Federal tax law. As such, the Fund generally will not pay Federal income tax on the income and gains it pays as dividends to its stockholders. In order to avoid a 4% Federal excise tax, the Fund intends to distribute each year all of its net income and gains.


         Stockholders will be taxed on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Stockholders must treat dividends, other than capital gain dividends, as ordinary income. Dividends designated as capital gain dividends are taxable to stockholders as long-term capital gains, but the rate of tax will depend on the Fund's holding period of the assets whose sale results in the gain. Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year. The Fund will advise stockholders annually of the amount and nature of dividends paid to them.


         Investors are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund. A more detailed description of tax consequences to stockholders is contained in the Statement of Additional Information.

                      REDEMPTION AND REPURCHASE OF SHARES

         Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone New Zealand Fund, c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. In addition, certain expedited redemption methods described below are available. If stock certificates have been issued for shares being redeemed, such certificates must accompany the written request with the stockholder's signature guaranteed by an "eligible guarantor institution", as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. No signature guarantees for shares for which no certificates have been issued are required when an application is on file at the Transfer Agent and payment is to be made to the stockholder of record at the stockholder's address of record. However, if the proceeds of the redemption are to be paid to someone other than the registered holder, or to other than the stockholder's address of record, or the shares are to be transferred, the owner's signature must be guaranteed as specified above. The redemption price shall be the net asset value per share next computed after receipt of the redemption request. See "Determination of Net Asset Value".

         In addition, the Distributor is authorized as agent for the Fund to offer to repurchase shares which are presented by telephone or telegraph to the Distributor by authorized investment dealers. The repurchase price is the net asset value per share next determined after the request is received. See "Determination of Net Asset Value". Broker-dealers may charge for their services in connection with the repurchase, but the Distributor and its affiliates will not charge any fee for such repurchase. Payment for shares presented for repurchase or redemption by authorized investment dealers will be made within seven days after receipt by the Transfer Agent of a written notice and/or certificate in proper order.

         The Fund reserves the right to pay any portion of redemption requests in excess of $1 million in readily marketable securities from the Fund's portfolio. In this case, the redeeming stockholder may incur brokerage charges on the sale of the securities.

         The right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; during any period when an emergency as defined by the rules and regulations of the Securities and Exchange Commission exists; or during any period when the Securities and Exchange Commission has by order permitted such suspension. The Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

         The value of shares on repurchase or redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charge for the redemption of shares.

EXPEDITED TELEPHONE REDEMPTION

         A stockholder redeeming at least $1,000 of shares (for which certificates have not been issued), and who has authorized expedited redemption on the application form filed with the Fund's Transfer Agent may at the time of such redemption request that funds be mailed or wired to the commercial bank or registered broker-dealer he has previously designated on the application form by telephoning the Transfer Agent at (800) 845-2340. Redemption proceeds will be sent to the investor on the next business day following receipt of the telephone redemption request. In order to allow the Adviser to manage the Fund more effectively, stockholders are strongly urged to initiate redemptions as early in the day as possible. If a stockholder seeks to use an expedited method of redemption of shares recently purchased by check, the Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase, which may take up to 15 days from the purchase date. The Fund, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. At the present time there is no fee charged for this service. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone redemptions.

         When exchange or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmation of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.


                        DETERMINATION OF NET ASSET VALUE

         The Fund's net asset value is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time. The Fund's net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will in some cases value its portfolio securities as of days on which the New Zealand Stock Exchange is closed for holidays or other reasons. At such times the Fund will follow such procedures as the trustees have determined to be reasonable.


         The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued expenses) by the total number of Fund shares outstanding at such time. To avoid large fluctuations in the computed net asset value, accrued expenses will be charged against the Fund on a daily basis, i.e. 1/360 of the annual amount due by the Fund each year.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at 17:00 Greenwich Mean Time on each U.S. business day.

         Portfolio securities which are primarily traded on securities exchanges are valued at the last sale price on that exchange or, if there is no recent last sale price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All other equity securities not so traded are valued at the last current bid quotation prior to the time of valuation.

         Debt securities, except short-term obligations, are valued by using market quotations or independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on the New Zealand Stock Exchange, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities. If an event were to occur after the value of a Fund instrument was so established but before the net asset value per share is determined which is likely to materially change the net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Trustees.


                              STOCKHOLDER SERVICES

         Capstone New Zealand Fund provides its stockholders with a number of services and conveniences designed to assist investors in the management of their investments. These stockholder services include the following:

TAX-DEFERRED RETIREMENT PLANS

         Shares may be purchased by virtually all types of tax-deferred retirement plans. The Distributor or its affiliates make available plan forms and/or custody agreements for the following:

         o Individual Retirement Accounts (for individuals and their non-employed spouses who wish to make limited tax deductible contributions to a tax-deferred account for retirement); and

         o       Simplified Employee Pension Plans.

         Dividends and distributions will be automatically reinvested without a sales charge. For further details, including fees charged, tax consequences and redemption information, see the specific plan documents which can be obtained from the Fund.

         Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

EXCHANGE PRIVILEGE

         Shares of the Fund which have been outstanding for 15 days or more may be exchanged for shares of other Capstone Funds at a price based on their respective net asset values with no sales or administrative charge. Any exchange must meet applicable minimum investment and other requirements for the Capstone Fund into which the exchange is requested. A stockholder requesting such an exchange will be sent a current prospectus for the fund into which the exchange is requested. Shares held less than 15 days cannot be exchanged; such shares will be redeemed at the next computed net asset value.

         Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales may be deemed abusive by the Administrator and, at the discretion of the Administrator, can be limited by the Fund's refusal to accept further purchase and/or exchange orders from the investor. Although the Administrator will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other stockholders, as a general policy investors should be aware that engaging in more than one exchange or purchase-sale transaction during any thirty-day period with respect to a particular fund may be deemed abusive and therefore subject to the above restrictions.

         An exchange of shares is treated for Federal income tax purposes as a sale of shares given in exchange and the stockholders may, therefore, realize a taxable gain or loss. The exchange privilege may be exercised only in those states where shares of the Fund for which shares held are being exchanged may be legally sold, and the privilege may be amended or terminated upon 60 days' notice to stockholders.

         The stockholder may exercise the following exchange privilege options:

                 Exchange by Mail - Stockholders may mail a written notice requesting an exchange to the Fund's Transfer Agent.

                 Exchange by Telephone - Stockholders must authorize telephone exchange on the application form filed with the Transfer Agent to exchange shares by telephone. Telephone exchanges may be made from 9:30 a.m. to 4:00 p.m. Eastern time, Monday through Friday, except holidays. If certificates have been issued to the investor, this procedure may be utilized only if he delivers his certificates, duly endorsed for transfer, to the Transfer Agent prior to giving telephone instructions. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone exchanges.

         When exchange or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmation of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.

PRE-AUTHORIZED PAYMENT

         A stockholder may arrange to make regular monthly investments of $25 or more automatically from his checking account by authorizing the Fund's Transfer Agent to withdraw the payment from his checking account.

SYSTEMATIC WITHDRAWAL PLAN

         Investors may open a withdrawal plan providing for withdrawals of $50 or more monthly, quarterly, semi-annually or annually if they have made a minimum investment in the shares of the Fund of $5,000. The minimum amount which may be withdrawn pursuant to this plan is $50.

         These payments do not represent a yield or return on investment and may constitute return of initial capital. In addition, such payments may deplete or eliminate the investment. Stockholders cannot be assured that they will receive payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend primarily upon the amount and frequency of payments and the yield on the remaining shares. Under this plan, any distributions must be reinvested in additional shares at net asset value.

         The Systematic Withdrawal Plan is voluntary, flexible, and under the stockholder's control and direction at all times, and does not limit or alter the stockholder's right to redeem shares. Such Plan may be terminated in writing at any time by either the stockholder or the Fund. The cost of operating the Systematic Withdrawal Plan is borne by the Fund.


                              GENERAL INFORMATION

         Capstone International Series Trust is an open-end diversified management investment company, as defined in the Investment Company Act of 1940, as amended. It was organized in Massachusetts in 1986 as a business trust. The Fund was established as a separate series of the Trust on November 14, 1990. The Trust is authorized to issue an unlimited number of shares of beneficial interest of $0.01 par value and to divide such shares into separate series (or funds). Stockholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to the vote of stockholders of the Fund. The Trust is not required to hold regular annual meetings of stockholders and will do so only when required by law. There are no cumulative voting rights. In the event additional series are established, matters submitted to stockholder vote must be approved by each series except (i) as to matters required by the Investment Company Act of 1940 to be voted on by all stockholders as a single class and (ii) as to matters determined by the Trustees not to affect a particular series, which will not be submitted to vote by stockholders of that series. Stockholders may, in accordance with the Declaration of Trust, cause a meeting of stockholders to be held for the purpose of voting on the removal of Trustees. Fund shares have equal dividend rights, are fully paid, nonassessable and freely transferable and have no conversion, pre-emptive or subscription rights. Fractional shares have the same rights, pro rata, as full shares.

         Under Massachusetts law, stockholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of stockholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust's property for any stockholder held personally liable for the obligations of the Trust. Thus, the risk of a stockholder's incurring financial loss on account of stockholder's liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Fund's securities are held by The Fifth Third Bank under a Custodian Agreement with the Fund. FPS Services, Inc. acts as both Transfer Agent and dividend paying agent for the Fund.


         As of February 17, 1998, the following stockholder owned more than 5% of the Fund's outstanding shares of beneficial interest: Smith Barney Shearson (14.10%); Charles Schwab & Company, Inc. (13.36%); and Merrill Lynch (5.96%).


         Stockholders should address inquiries to the Fund at its address stated on the cover page of this Prospectus.

                           CAPSTONE NEW ZEALAND FUND

                                     A FUND
                     OF CAPSTONE INTERNATIONAL SERIES TRUST

                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 2, 1998



         This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated
March 2, 1998.   A Prospectus may be obtained without charge by contacting
Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.


                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
General Information . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Investment Policies and Restrictions  . . . . . . . . . . . . . . . . .   2
Performance Information . . . . . . . . . . . . . . . . . . . . . . . .   7
New Zealand . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
New Zealand Stock Exchange  . . . . . . . . . . . . . . . . . . . . . .  11
Trustees and Executive Officers . . . . . . . . . . . . . . . . . . . .  12
Investment Advisory Agreement . . . . . . . . . . . . . . . . . . . . .  14
Administration Agreement  . . . . . . . . . . . . . . . . . . . . . . .  15
Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Portfolio Transactions and Brokerage  . . . . . . . . . . . . . . . . .  16
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . .  18
How to Buy and Redeem Shares  . . . . . . . . . . . . . . . . . . . . .  19
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Control Persons and Principal Holders of Securities . . . . . . . . . .  26
Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
Appendix A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Appendix B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . .  31

GENERAL INFORMATION


         Capstone New Zealand Fund (the "Fund") commenced operations on November 25, 1991 as a series (or fund) of Capstone International Series Trust (the "Trust"). The Trust currently has one other active series, Capstone Japan Fund, which invests primarily in Japanese securities. The Trust may create additional series in the future, but each series will be treated as a separate mutual fund. The Trust was organized as a business trust in Massachusetts on May 9, 1986 and commenced business shortly thereafter. It is registered as an "open-end diversified management investment company" under the Investment Company Act of 1940. The Fund is a member of a group of investment companies sponsored by Capstone Asset Management Company (the "Administrator"), which also provides administrative services to the Fund. FCA Corp (the "Adviser") serves as the Fund's Investment Adviser.



INVESTMENT POLICIES AND RESTRICTIONS

         OBLIGATIONS OF DOMESTIC BANKS, NEW ZEALAND BANKS AND NEW ZEALAND BRANCHES OF U.S. BANKS. With respect to bank obligations that may be acquired by the Fund, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Thus, in addition to investments in obligations of U.S. banks and savings institutions and their U.S. and foreign branches, the Fund's investments in short-term bank obligations may include obligations of New Zealand and other non-U.S. banks and their branches, wherever situated.

         The Fund may also make overnight deposits denominated in New Zealand dollars in offshore banking units ("OBUs"), in accordance with the Fund's credit quality criteria. An OBU is a bank or other financial institution in New Zealand that is authorized to deal in foreign exchange which the New Zealand government declares to be an OBU. OBUs are restricted to (i) receiving deposits denominated in New Zealand dollars from non-residents of New Zealand or deposits in currencies other than the New Zealand dollar from New Zealand residents and (ii) lending to non-residents outside New Zealand and to other OBUs. A deposit in an OBU is similar to a time deposit in a New Zealand bank except that interest payable to non-residents on an OBU deposit is exempt from withholding tax.

         ZERO COUPON BONDS. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its stockholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Fund may hold include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets, absent unusual market conditions.

         The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities.
The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline in the New Zealand dollar against the U.S. dollar, the Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. The Fund may enter into forward foreign currency exchange contracts when deemed advisable by its Adviser under two circumstances.

         First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations between the date the security is purchased or sold and the date on which payment is made or received, in the value of the New Zealand dollar relative to the U.S. dollar.

         Second, the Fund may enter into such a contract when the Adviser anticipates that the New Zealand dollar may decline substantially relative to the U.S. dollar, in order to sell, for a fixed amount, the amount of New Zealand dollars approximating the value of some or all of the Fund's securities denominated in such New Zealand dollars. The Fund does not intend to enter into forward contracts under this second circumstance on a regular or continuing basis and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to such contracts. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of the New Zealand dollar, they also limit potential gains which might result from increases in the value of the New Zealand dollar. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of New Zealand dollars and U.S. dollars.

         A separate account of the Fund consisting of cash or liquid securities equal to the amount of the Fund's assets that could be required to consummate any forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

         YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.

         The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and S&P - Australian Ratings ("S&P Australian") represent their respective opinions as to the quality of the obligations they undertake to rate. (See Appendix A and B). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.
Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. In the event that the rating of the security is reduced below the minimum rating required for purchase by the Fund, the Fund's Adviser may, but will not necessarily, dispose of the security.

         New Zealand obligations in which the Fund may invest may not necessarily be rated by a recognized rating agency. Investments will be made in such obligations only when they are deemed by the Adviser to meet the quality standards required by the Fund.

         INVESTMENT RESTRICTIONS. The Trust has adopted with respect to the Fund the following "fundamental" restrictions which cannot be changed without approval by the holders of a majority of the shares of beneficial interest in the Fund ("Fund shares"). Such majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the Fund shares present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. The Fund may not:

         1. With respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry or in securities or instruments issued or guaranteed by a single government or its agencies or instrumentalities, or with respect to repurchase agreements secured by such securities or instruments, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities.

         3. Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow from banks in an amount not to exceed 1/3 of the value of its net assets, including the amount borrowed.

         4. Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

         5. Underwrite securities issued by other persons except to the extent that in connection with the purchase of portfolio securities and their later disposition it may be deemed to be an underwriter under the Federal securities laws.

         6. Purchase or sell real estate including limited partnership interests (except that the Fund may invest in securities of companies which deal in real estate and securities secured by real estate or interests therein and the Fund reserves the freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities).

         7. Purchase or sell commodities or commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).

         8. Make loans to other persons except (a) through the lending of securities held by it and (b) by the purchase of debt securities in accordance with its investment policies.

         The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without stockholders' approval, to the extent permitted by applicable law, regulation or regulatory policy. The Fund may not:

         a. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and in connection with entering into futures contracts and related options;

         b. Sell securities short or maintain a short position (except as may be otherwise required in connection with the Fund's transactions in futures, options or forward transactions or may be necessary in connection with clearance of Fund transactions);

         c. Invest more than 5% of its total assets in the aggregate in securities of issuers which are not readily marketable, including securities of issuers which together with any predecessors have a record of less than three years continuous operation, repurchase agreements not terminable within 7 days and restricted securities.

         d. Invest in securities of other open-end investment companies (other than in connection with a merger, consolidation, reorganization or acquisition of assets) and may not invest in closed-end investment companies if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company; (ii) more than 10% of the value of its total assets would be invested in securities of investment companies; (iii) more than 3% of the outstanding voting stock of any one investment company would be owned by the Fund; and
                 (iv) more than 10% of the outstanding voting securities of a closed-end investment company would be owned by the Fund, other investment companies having the same investment adviser and companies controlled by such investment companies;

         e. Write put and call options unless the options are "covered," the underlying securities are ones which the Fund is permitted to purchase and the option is issued by the Options Clearing Corporation, provided that the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold shall not exceed 25% of the Fund's net assets;

         f. Buy and sell stock index futures, financial futures and put and call options written by others on securities, stock indexes, stock index futures and financial futures unless (a) the options or futures are offered through the facilities of a national securities association which has obtained applicable regulatory approval or are listed on a national securities or commodities exchange, (b) the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total net assets and (c) the aggregate margin deposits on all such futures and premiums on related options held by the Fund at any time do not exceed 5% of its total assets;

         g. Purchase or retain for the Fund the securities of any issuer if those officers and Trustees of the Trust, or directors and officers of its investment adviser, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

         h. Invest in oil, gas or other mineral leases or exploration or development programs (although it may purchase securities of issuers which own, sponsor or invest in such interests);

         i. Pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings it may pledge securities having a value at the time of the pledge of not more than 15% of the Fund's total assets taken at cost;

         j. Invest more than 5% of the Fund's assets (valued at the lower of cost or market) in warrants. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

         For purposes of restriction Nos. 1 and 2, above, a security or instrument is considered to be issued by the entity (or entities) whose assets and revenues back the security or instrument. A guarantee of a security or instrument shall not be deemed to be a security or instrument issued by the guarantor when the value of all securities and instruments issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. For purposes of restriction No. 2, above, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents and utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to non-fundamental restriction No. c., above, included in the 5% limit will be, for purposes of determination of daily net asset value, securities for which there is no sales price available or securities not quoted on the New Zealand Stock Exchange or another exchange. The valuation of such securities will be based on the average of quotations from two leading New Zealand brokers in the relevant equity or fixed income securities market (see "Determination of Net Asset Value" in the Prospectus). For purposes of non-fundamental restriction No. i., above, securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged.

         Although the foregoing investment limitations would permit the Fund to invest in options and to sell securities short against the box, the Fund does not currently intend to trade in such instruments during the next twelve months. In addition, although the foregoing investment limitations would permit the Fund to invest in futures contracts and options on futures contracts, the Fund does not intend to trade in such instruments during the next twelve months. Prior to making any other such investments, the Fund would notify its stockholders and add appropriate disclosure concerning the Fund's investment in such instruments to the Prospectus and this Statement of Additional Information.


         The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The Fund's portfolio turnover rate for the fiscal year ended October 31, 1997 was 24%.


PERFORMANCE INFORMATION

         The Fund may from time to time include figures indicating its total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund), calculated pursuant to the following formula:

                                 n
                        P(1 + T) = ERV

where    P  =     a hypothetical initial payment of $1,000,

         T  =     the average annual total return,
         n  =     the number of years, and
         ERV =    the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.


         For the one and five years ended October 31, 1997 and the period November 25, 1991 (commencement of operations) to October 31, 1997, the Fund's average annual total return was -10.46%, 5.87% and 4.47%, respectively.



         Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. For the one and five years ended October 31, 1997 and the period November 25, 1991 (commencement of operations) to October 31, 1997, the Fund's total return was -10.46%. 32.98% and 29.66%, respectively.



         Performance information for the Fund may be compared, in reports and promotional literature, to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., the New Zealand Small Company Index, CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, analytical firms such as Frank Russell Company and SEI Corporation and with the performance of Standard & Poor's 500 Stock Index ("S&P 500"), Barclay's Industrial Share Index, NZSE - 40, the Dow Jones Industrial Average ("DJIA"), the Shearson Lehman Hutton Government Corporate Bond Index or other appropriate unmanaged indexes of performance of various types of investments so that investors may compare the Fund's results with those of indexes widely regarded by investors as representative of the securities markets in general. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Fortune, Business Review Weekly, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


         Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.


NEW ZEALAND

AREA AND POPULATION

         New Zealand is located in the South Pacific just west of the International Dateline. It is about 1,200 miles east of Australia, and approximately 4,000 miles southwest of Hawaii. The country is more than 1,000 miles long, consisting of the North Island and the South Island and a number of smaller islands. The total land area of approximately 103,000 square miles is similar in size to the United

Kingdom and Japan.

         The population of New Zealand is approximately 3.6 million and has been growing at approximately 1.5% over the last three years. Of the total population, approximately 69% live in the five main urban areas of Auckland, Hamilton, Christchurch, Dunedin and Wellington. Auckland, in the North Island, is the major population and commercial center and Wellington, in the south of the North Island, is the nation's capital and financial center. The population is approximately 85% of European origin and approximately 15% Polynesian. English is the official language, although Maori language is also officially recognized. The labor force of approximately 1.8 million people is mainly engaged in the services, manufacturing and construction sectors.

GOVERNMENT

         New Zealand is a sovereign state that is part of the British Commonwealth. Pursuant to the Treaty of Waitangi, the Maori people reached an agreement for the ongoing governance of New Zealand with the British monarch in 1840. Like Australia and Canada, the British monarch is the titular Head of State. The British Queen is represented in New Zealand by the Governor General, appointed by her on the advice of the New Zealand Government.

         New Zealand has a democratic parliamentary government based on the Westminster system. Legislative power is vested in Parliament, a unicameral body designated the House of Representatives. The executive government of New Zealand is carried out by the Executive Council, which consists of the Governor General, the Prime Minister and other Ministers chosen from elected members of the House of Representatives. The first general election under the Mixed Member Proprietary ("MMP") electoral system was held on October 6, 1996. The MMP system, which was approved by a majority of voters in the 1993 referendum, is loosely modeled after the German parliament. Key features of the system are:

                 o Voters have one vote for a political party to be represented in Parliament (the "party vote") and one vote for a candidate to be a member of Parliament ("MP");

                 o Parliament will normally have 120 MPs: 60 MPs are chosen by the electorate vote, 5 MPs by the Maori electorates and 55 MPs selected from lists of candidates nominated by the political parties; and

                 o Parliament representation will be determined by a party's share of the party vote.

         No political party won a majority of the Parliament and a coalition government was formed between National and NZ First. This is a positive result for the equity markets and New Zealand will continue to benefit from its prior economic reforms.

         The constitutional basis for government in New Zealand is an accumulation of convention, precedent and tradition. The judicial system is based on the British model. By convention, the judiciary is separate from the executive.

ECONOMIC STRUCTURE

         New Zealand has a mixed economy that operates on free-market principles. It has sizable service and manufacturing sectors complementing a large agriculture sector. Over the past three decades, the New Zealand economy has undergone significant structural changes marked by a diversification of exports, a shift away from pastoral agriculture and significant growth in the services sector. New Zealand's gross domestic product ("GDP") for the year ended March, 1996 was approximately NZ $90 billion (US $61 billion).

         The New Zealand economy is strongly trade-oriented, with exports of goods and services totalling 30% of GDP for the year ended March, 1996.
Primary products (principally agriculture, forestry, mining energy, fishing and horticulture) accounted for approximately 50% of New Zealand's total overseas earnings for the year. Exports of non- food manufactured goods and of services also make large contributions to New Zealand's total exports. Principal export markets for the year ended June, 1996 were Australia, Japan, the United States and the United Kingdom. Those countries were also the main sources of imports for the same period. Principal imports are raw materials and capital goods for manufacturing, followed by minerals, chemicals, plastics and motor vehicles.

         The increase in the complexity of the New Zealand economy has been accompanied by a steady growth in service industries. Finance, insurance and real estate services are the largest components of the service industries, followed by restaurants, hotels, transport and communications. Tourism is an important source of foreign exchange revenue and a major growth industry in New Zealand.

ECONOMIC DEVELOPMENTS

         Following a period of economic expansion after World War II, the New Zealand economy deteriorated in the late 1960s. Faced with growing balance of payments problems, successive governments sought to maintain New Zealand's high standard of living with increased levels of overseas borrowings and increasingly protective economic policies. Following the sharp increase in oil prices and a fall in export prices in 1973 and 1974, New Zealand attempted to respond to changed external circumstances. The policies implemented were aimed at maintaining a high level of economic activity and led to macroeconomic imbalances and structural adjustment problems. The successive shifts in oil and commodity prices in 1979 and 1980 resulted in further economic difficulties.

         Since 1984, successive administrations have implemented comprehensive programs of economic reform. Macroeconomic policies have been directed at achieving low inflation and fiscal balance. Macroeconomic policies have fostered competition and efficient operation of markets. Policy-making has also shifted from short-term to medium-term objectives designed to provide a more stable and predictable environment for private sector decision-making. Principal reforms have included: the removal of controls on prices, interest rates and wages; floating of the exchange rate; abolition of all agricultural subsidies and price supports; liberalization of banking; deregulation of financial markets; corporatization and privatization of some state-owned enterprises; elimination of most import controls and reduction of tariffs; implementation of free trade with Australia; reform and reduction of business and personal taxes; introduction of a comprehensive value-added tax; adoption of more flexible labor laws; extensive deregulation of infrastructure (telecommunications, land transport and seaports); and widespread reform of the public service sector.

         Inflation has been reduced from over 18% in 1986 to approximately 2% in 1996. Interest rates have decreased dramatically. The average bank base lending rate has decreased from over 21% in March 1987 to less than 10.5% in January 1996 and the 90-day bank bill rate has fallen from over 22% in March

1986 to under 9% in January 1996 and New Zealand continues to operate with a government fiscal surplus.

NEW ZEALAND STOCK EXCHANGE

         The NZSE currently quotes the securities of more than 130 companies. Total trading volume in value on the NZSE during 1996 was approximately NZ $14.7 billion (US $10.4 billion), and average trading volume in value per trading day during 1996 was approximately NZ $58 million (US $41 million). The aggregate market capitalization of the securities quoted on the NZSE at January 15, 1996 was approximately NZ $49 billion (US $32 billion), with the 6 largest listed companies accounting for approximately 60% of the total market capitalization of such securities.

         Holders of securities that are quoted on the NZSE must generally instruct a stockbroker who is a member of the NZSE to handle transactions in their securities. Such stockbrokers are obliged to follow the NZSE's rules and regulations. The members' compliance with the NZSE's regulatory requirements is monitored by the Disciplinary Committee appointed by the NZSE Board of Directors and the Board itself. There are 231 members of the NZSE representing 45 firms. A number of those firms are subsidiaries or affiliates of international brokerage houses or banks.

         Until June 24, 1991, the NZSE operated trading floors in Auckland, Wellington and Christchurch with trading conducted on an open outcry basis through its members. The NZSE converted to national computer screen trading on June 24, 1991. Trading is now conducted during one continuous daily trading session running from 9:30 a.m. to 3:30 p.m. Bids, offers, the identity of the prospective buying and selling brokers and recent sales prices of each quoted security are displayed on the trading screen. There is automatic computer matching of bids and offers by price and time priority. There are no constraints on price fluctuations. There are no stamp taxes, levies or charges payable with respect to trades on the NZSE, other than negotiable brokerage charges.

         Trades in securities quotes on the NZSE can be effected outside the NZSE trading system, outside the NZSE trading sessions, on different terms from sales made through the NZSE trading system and outside the range of price quotations for the days on which such trades were made. If such trades are conducted through a broker who is a member of the NZSE, such trades must be reported to the NZSE. The NZSE records off-market trades in a special report. As with on-market trades, off-market trades of securities quoted on the NZSE are generally conducted by stockbrokers that are members of the NZSE. There is, however, no restriction that prevents private trades or transactions from being effected by persons who are not members of the NZSE.

         All trades on the NZSE are netted and confirmed daily between the brokers through the NZSE in a single transaction. Upon consummation of a transaction, the NZSE computer automatically calculates the amount owing by or to each broker, offsets the amounts and simultaneously calculates the net overall settlement of the broker to the NZSE on a daily basis. There is no fixed settlement date for equity transactions, but NZSE regulations require that all trades between brokers be settled within 10 business days.
Settlements between brokers are instigated by the selling broker giving notice to the buying broker that it expects to settle on the next business day. The NZSE publishes a daily official price list that includes price information on each listed security.

         The NZSE generally requires listed companies to report annual and six-month results in a timely fashion and disclose all capital changes or any significant matters that may affect the value of the quoted securities. The NZSE also requires listed companies to comply with certain procedures regarding certain significant transactions and the issuance of shares. The NZSE has the power, in certain circumstances, to suspend trading in the shares of a listed company and to de-list a security.


         Until mid-1991, the Barclays Industrial Share Price Index (the "Barclays Index") was widely used to measure the performance of the New Zealand securities market. The Barclays Index was composed of a basket of 40 leading equity securities quoted on the NZSE weighted by their full market capitalization. In 1991, the NZSE introduced two new indices, the NZSE-40 Capital and the NZSE-30. The NZSE-40 is calculated in the same manner as the prior Barclays Index. During 1995 the NZSE-40 Capital ranged from 1892 to 2220. The NZSE-30 measures the 30 largest issuers by value after excluding any shares held in blocks of 30% or more. In April of 1993, a small company index (the "NZSCI") was introduced and is composed of approximately 100 small company securities weighed by their full market capitalization. During 1995 the NZSCI Capital ranged from 3555 to 4101. Although the Capstone New Zealand Fund (the "Fund") invests in the leading securities, the NZSCI may provide a more meaningful comparison to the Fund because it more closely resembles the Fund's portfolio mix.


TRUSTEES AND EXECUTIVE OFFICERS

         The trustees and executive officers of the Trust are listed below. Certain persons named as trustees also serve in similar capacities for other mutual funds sponsored by the Distributor as indicated below.

       * EDWARD L. JAROSKI (50), Trustee and President of the Trust. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Chairman of the Board and Director of the Administrator since 1992;President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. since 1987; Director/Trustee and officer of other Capstone Funds.


          JAMES F. LEARY (67), Director.  c/o Search Capital Group, Inc., 600
          N. Pearl Street, Suite 2500, Dallas, Texas 75201. President of Sunwestern Management, Inc. (since June 1982) and President of SIF Management (since January 1992), venture capital limited partnership concerns; General Partner of Sunwestern Advisors, L.P., Sunwestern Associates, Sunwestern Associates II, Sunwestern Partners, L.P. and Sunwestern Ventures, Ltd. (venture capital limited partnership entities affiliated with Sunwestern Management, Inc. and SIF Management, Inc.). Director of: other Capstone Funds; Anthem Financial, Inc. (financial services); Associated Materials, Inc. (tire cord, siding and industrial cable manufacturer); The Flagship Group, Inc. (vertical market microcomputer software); Marketing Mercadeo International (public relations and marketing consultants); MaxServ, Inc. (appliance repair database systems); MESBIC Ventures, Inc. (minority enterprise small business investment company); OpenConnect Systems, Inc. (computer networking hardware and software); PhaseOut of America, Inc. (smoking cessation products); and Search Capital Group, Inc. (financial services).


--------------
 * Trustee who is an interested person as defined in the Investment Company Act of 1940.

          JOHN R. PARKER (51), Director. 541 Shaw Hill, Stowe, Vermont 05672. Consultant and private investor (since 1990); Director of Nova
          Natural Resources (oil, gas, minerals); Director of other Capstone Funds; formerly Senior Vice President of McRae Capital Management, Inc. (1991-1995); and registered representative of Rickel & Associates (1988-1991).

          BERNARD J. VAUGHAN (69), Trustee. 113 Bryn Mawr Avenue, Bala Cynwyd, Pennsylvania 19004. Director of other Capstone Funds; formerly Vice President of Fidelity Bank (1979-1993).

          ROBERT W. SCHARAR (49), President of the Fund. 5847 San Felipe, Suite 850, Houston, Texas 77057. President and Director of FCA Corp since 1983.

          IRIS R. CLAY (45), Secretary. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Secretary (since February 1996), Assistant Vice President (1994-1996) and Assistant Secretary (1990-1994) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; officer of other Capstone Funds.

          LINDA G. GIUFFRE (36), Treasurer. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Vice President and Treasurer (since February
          1996) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer (1990-1996) and Secretary (1994-1996) of Capstone Financial Services, Inc. and Capstone Asset Management Company; Treasurer (1990-1996) and Secretary (1995-1996) of Capstone Asset Planning Company; officer of other Capstone Funds.

       The trustees and officers of the Trust as a group own less than one percent of the outstanding Fund shares. The independent trustees also receive compensation for serving as directors of other investment companies sponsored by the Administrator.

       Each trustee not affiliated with the Adviser or Administrator is entitled to $250 for each Board meeting attended, and is paid a $1,000 annual retainer. The trustees and officers of the Trust are also reimbursed for expenses incurred in attending meetings of the Board of Trustees. For the fiscal year ended October 31, 1997, the Fund paid or accrued for the account of the trustees and officers, as a group for services and expenses in all capacities, a total of $6,372.

       The following table represents the fees paid during the 1997 calendar year to the trustees of the Trust and the total compensation each trustee received during that period from the Capstone Funds complex.

                               COMPENSATION TABLE

                                                                                                   Total
                                                                                                Compensation
                                                                                                    From
                                        Aggregate        Pension or                              Registrant
                                       Compensation      Retirement        Estimated Annual       and Fund
   Name of Person,                         From       Benefits Accrued      Benefits Upon       Complex Paid
      Position                          Registrant*    As Part of Fund       Retirement          to Trustees
------------------------------         ------------    ---------------     ----------------     ------------
Eugene W. Potter, Jr.1, Trustee           $1,000               $0                  $0               $2,000(2)
James F. Leary, Trustee                      250                0                   0                5,750(2,3)
John R. Parker, Trustee                      125                0                   0                5,750(2,3)
Bernard J. Vaughan, Trustee                1,500                0                   0                8,000(2,3)
--------------



* Fund does not pay deferred compensation.
1  Deceased
2  Trustee of Capstone International Series Trust - Capstone Japan Fund
3  Director of Capstone Fixed Income Series, Inc. and Capstone Growth Fund, Inc.


INVESTMENT ADVISORY AGREEMENT

         Pursuant to an investment advisory agreement dated November 25, 1991 between FCA Corp (the "Adviser") and Capstone International Series Trust (the "Trust") with respect to the Fund (the "Advisory Agreement"), the Adviser manages the investment of the Fund's assets and places orders for the purchase and sale of its portfolio securities. In connection with its responsibilities, the Adviser provides the Fund with research, analysis, advice, and economic and statistical data and judgments involving individual investments, general economic conditions and trends, and long-range investment policy.


         Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered by it a fee, calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of the Fund. During the fiscal year ended October 31, 1997 the Fund paid investment advisory fees in the amount of $63,809, of which $26,923 was reimbursed to the Fund pursuant to a voluntary expense limitation policy whereby the Adviser has agreed to reimburse to the Fund all or a portion of its advisory fees if the Fund's operating expenses exceed 2.5% of the Fund's average net assets. During the fiscal year ended October 31, 1997, the annual total operating expenses of the Fund prior to and after the reimbursements by the Adviser were 2.89% and 2.50%, respectively.


         The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any errors or losses unless they result from willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser's duties under the Advisory Agreement.


         The Advisory Agreement was last approved by the Board of Trustees on May 12, 1997 and may be continued from year to year if specifically approved at least annually (a) by the Board of Trustees of the Trust or by vote of a majority of the Fund's shares and (b) by the affirmative vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

ADMINISTRATION AGREEMENT


         Under an agreement ("Administration Agreement") between the Trust and Capstone Asset Management Company (the "Administrator"), the Administrator supervises all aspects of the Fund's operations other than the management of its investments. As part of these services, it oversees the performance of administrative and professional services to the Fund by others; provides office facilities; prepares reports to stockholders and the Securities and Exchange Commission; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by the Administrator. For the Administrator's services, the Fund will pay to the Administrator a fee, calculated daily and payable monthly, equal to an annual rate of 0.25% of the Fund's average net assets. During the fiscal year ended October 31, 1997, the Fund paid administrative fees in the amount of $35,270.



         Under the Administration Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The Fund also pays transfer agency fees, custodian fees, legal and auditing fees, the costs of printing reports to stockholders and the Securities and Exchange Commission, fees under the Service and Distribution Plan (see "Distribution") and all other ordinary expenses not specifically borne by the Administrator.


DISTRIBUTOR


         Capstone Asset Planning Company (the "Distributor"), acts as the principal underwriter of the Fund's shares pursuant to an agreement, dated August 10, 1992, with the Trust (the "Distribution Agreement"). The Distributor has the exclusive right to distribute Fund shares in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is a "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. Effective August 21, 1995, the front end sales load applicable to sales of the Fund's shares was eliminated. Prior to August 21, 1995, sales of Fund shares were subject to a sales charge equal to a percentage of the net asset value of the sales to be purchased. The sales charge was paid to the Distributor, who reallowed a portion of the sales charge to broker-dealers who have an agreement with the Distributor to participate in the offering of Fund shares. During the fiscal year ended October 31, 1995, the Distributor received $2,478 from the sale of Fund shares.


         The Distribution Agreement is renewable from year to year if approved
(a) by the Trust's Board of Trustees or by a vote of a majority of the Fund's shares or (b) by the affirmative vote of a majority of trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

         The Fund adopted, effective September 1, 1992, a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to absorb certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. See "Management of the Fund - Distributor" in the Fund's Prospectus. As required by Rule 12b-1, the Fund's Plan and related agreements were approved by a vote of the Fund's Board of Trustees, and by a vote of the trustees who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees"), and by the Fund's stockholders at the Special Meeting of Stockholders held August 10, 1992.


         As required by Rule 12b-1, the trustees will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Fund paid $21,261 in 12b-1 fees during the fiscal year ended October 31, 1997. Of this amount, approximately $4,450 was paid to outside Service Organizations and the balance was retained by the Distributor as reimbursement of distribution-related expenses including, but not limited to: compensation of Capstone employees who engage in or support the marketing and servicing efforts on behalf of the Fund (approximately $71,679); printing of advertising materials, prospectuses and financial reports distributed to prospective investors (approximately $6,481); postage and mailing expenses (approximately $4,447); and miscellaneous costs and expenses incurred in the operation of the Plan (approximately $14,890).


         The Plan and related agreements may be terminated at any time by a vote of the Plan Trustees or by a vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of the disinterested trustees for the Fund is committed to the discretion of the trustees who are not "interested persons" as defined under the 1940 Act.

         Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the trustees, including a majority of the Plan Trustees.


         The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the trustees, including a majority of the Plan Trustees. Continuance of the Plan was last approved by a majority of trustees and Plan Trustees on May 12, 1997. In compliance with the Rule, the trustees, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.


PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the

Adviser.

         The Adviser may effect securities transactions through the Distributor, TradeStar Investments, Inc. and Williams MacKay Jordan & Co., Inc., broker-dealer affiliates of the Administrator, provided such placement of orders is consistent with the Fund's objective of obtaining best price and execution.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

         The Trust's Board of Trustees has authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser that provide lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and Federal laws and regulations, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Adviser may consider sales of Fund shares as a factor in the selection of dealers to execute portfolio transactions for the Fund.

         The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

         The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


         During the fiscal year ended October 31, 1997, the Fund incurred brokerage commissions of $25,285 which represented 0.30% of the Fund's average net assets. Securities transactions effected through brokers who furnished the Fund with statistical, research and advisory information amounted to $4,430,477 (100% of the aggregate dollar amount of transactions executed with a commission), and commissions paid by the Fund on these trades totaled $25,285 (100% of total commissions). The Fund also executed trades in the amount of $728,818 in which a "mark up" (the dealer's profit) was included in the price of the securities.

         During the fiscal years ended October 31, 1996 and 1995, the Fund paid $30,855 and $14,520, respectively, in brokerage commissions on portfolio trades. There were no transactions effected through affiliated brokers during those years.


DETERMINATION OF NET ASSET VALUE


         The Fund's net asset value is computed, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time. The Fund's net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will in some cases value its portfolio securities as of days on which the New Zealand Stock Exchange is closed for holidays or other reasons. At such times, the Fund will follow such procedures as the trustees have determined to be reasonable.


         The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued expenses) by the total number of Fund shares outstanding at such time. To avoid large fluctuations in the computed net asset value, accrued expenses will be charged against the Fund on a daily basis, i.e. 1/360 of the annual amount due by the Fund each year.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at 17:00 Greenwich Mean Time on each U.S. business day.

         Portfolio securities which are primarily traded on securities exchanges are valued at the last sale price on that exchange or, if there is no recent last sale price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All other equity securities not so traded are valued at the last current bid quotation prior to the time of valuation.

         Debt securities, except short-term obligations, are valued by using market quotations or independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on the New Zealand Stock Exchange, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities. If an event were to occur after the value of a Fund instrument was so established but before the net asset value per share is determined which is likely to materially change the net asset value, the Fund instrument would be value using fair value considerations established by the Board of Trustees.


HOW TO BUY AND REDEEM SHARES

         Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Fund's public offering price.

         After an order is received by the Distributor, shares will be credited to a stockholder's account at the net asset value next computed after an order is received. See "Determination of Net Asset Value". Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Purchasing Shares" in the Prospectus.

         Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to the Capstone New Zealand Fund, c/o FPS Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903. In addition, certain expedited redemption methods are available. See "Redemption and Repurchase of Shares" in the Prospectus.


TAXES

         The following discussion summarizes certain U.S. Federal tax considerations incident to an investment in the Fund. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

         The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency.

         To qualify as a regulated investment company, the Fund must, among other things: (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or foreign currencies; (2) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (3) distribute in each taxable year at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and net short-term capital gains in excess of net long-term capital losses).


         The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no regulations have been issued.

         As a regulated investment company, the Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains.

         The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.


         The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.


         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (reduced by certain net operating losses, as prescribed by the Code); and (3) all ordinary income and capital gain net income from previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be taxable to stockholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         If the Fund retains net capital gains for reinvestment (although it has no plans to do so), the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed net capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.


         DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income, whether received in cash or reinvested in Fund shares, will be taxable to a stockholder as ordinary income. The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates regardless of how long a stockholder has held Fund shares.


         Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deductions. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

         All distributions are taxable to stockholders whether reinvested in additional shares of the Fund or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, the distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         OPTIONS, FUTURES AND FORWARD FOREIGN CURRENCY CONTRACT TRANSACTIONS. Many of the options, futures and forward foreign currency contracts that may be entered into by the Fund will be classified as "section 1256 contracts." Generally, gains or losses on section 1256 contracts are considered to be 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss.  Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

         Generally, the transactions involving options, futures and forward foreign currency contracts that may be undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of transactions in options, futures and forward foreign currency contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to defer the recognition of losses and/or accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Certain requirements that must be met in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to undertake transactions involving options, futures and forward foreign currency contracts.

         FOREIGN CURRENCY GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward foreign currency contracts and forward contracts with respect to debt securities, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income.

         FOREIGN TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Under their current income tax treaty, between the United States and New Zealand, the withholding tax imposed by New Zealand on dividends from New Zealand sources is generally 15% and the withholding tax on interest from New Zealand is generally 10%. It is impossible to determine the rate of foreign tax in advance, since the amount of the Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by the Fund, and generally will be entitled either to deduct (as an itemized deduction) his pro rata share of such foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his Federal income tax liability. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether the Fund has elected to "pass-through" its foreign taxes for that year and, if so, the relevant amounts of foreign tax and foreign source income to be taken into account by the stockholder. It cannot be determined in advance whether the Fund will be eligible to make the foreign tax pass-through election. If the Fund is ineligible to do so, the foreign income and similar taxes incurred by it generally will reduce the Fund's investment company taxable income that is distributable to stockholders.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. Federal income tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to its stockholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income and to certain other types of income. Stockholders may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit may offset only 90% of the alternative minimum tax (prior to reduction for the "regular" tax liability for the year) imposed on corporations and individuals. In addition, foreign taxes may not be deducted by a stockholder that is an individual in computing alternative minimum taxable income.

         The foregoing is a general description of the foregoing tax credit under current law. Because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

         DISPOSITION OF SHARES. Upon a taxable disposition (for example, a redemption) of Fund shares, a stockholder may realize a taxable gain or loss, depending upon his basis in his shares. That gain or loss will be a capital gain or loss if the shares are capital assets in the stockholder's hands, and generally will be long-term or short-term depending upon the stockholder's holding period for the shares. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to such shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rules applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a Capstone Fund or another regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge for the new shares.

         BACKUP WITHHOLDING. The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of the Fund shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's Federal income tax liability.

         FOREIGN STOCKHOLDERS - U.S. FEDERAL INCOME TAXATION. U.S. Federal income taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (a "foreign stockholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to foreign persons who invest in the Fund. For example, the tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described below. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

         FOREIGN STOCKHOLDERS - INCOME NOT EFFECTIVELY CONNECTED. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the stockholder, distributions of investment company taxable income generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate) on the gross amount of the distribution. Foreign stockholders may also be subject to the U.S. Federal withholding tax on the income resulting from any election by the Fund to treat foreign taxes paid by it as paid by its stockholders, but foreign stockholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

         Distributions of net capital gains, if any, designated by the Fund as capital gain dividends (as well as amounts retained by the Fund which are designated as undistributed capital gains) and gain realized upon a disposition of Fund shares generally will not be subject to U.S. Federal income tax unless the foreign stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. However, this rule only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year generally is treated as a resident for U.S. Federal income tax purposes and is taxable on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of certain foreign stockholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of distributions of net capital gains and of the gross proceeds from a redemption of Fund shares unless the stockholder furnishes the Fund with certifications regarding the stockholder's foreign status. See "Backup Withholding."

         FOREIGN STOCKHOLDERS - INCOME EFFECTIVELY CONNECTED. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then all distributions and any gains realized upon the disposition of Fund shares will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations. Foreign stockholders that are corporations may also be subject to the branch profits tax.

         FOREIGN STOCKHOLDERS - ESTATE TAX. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against such tax and relief under applicable tax treaties may be available.

         OTHER TAXES. Distributions and redemption proceeds with respect to the Fund also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         The following table sets forth information concerning such persons which, to the knowledge of the Fund's Board of Trustees, owned more than five percent of the Fund's shares as of February 17, 1998:



     Name and Address                               Percent of Ownership
     ----------------                               --------------------
Smith Barney Shearson                                       14.10%
333 West 34th Street, 7th Floor
New York, New York  10001

Charles Schwab & Company, Inc.                              13.36%
Special Custody Account for Benefit
 of its Customers
101 Montgomery Street
San Francisco, California  94104

Merrill Lynch                                                5.96%
4800 Deer lake Drive East, 3rd Floor
Jacksonville, Florida  3246



OTHER INFORMATION

         CUSTODY OF ASSETS. All securities owned by the Fund and cash from the sale of securities in the Fund's investment portfolio are held by The Fifth Third Bank.

         STOCKHOLDER REPORTS. Semi-annual reports are furnished to stockholders, and annually the financial statements in such reports are audited by the independent accountants.


         INDEPENDENT ACCOUNTANTS. Briggs, Bunting & Dougherty, LLP, Two Logan Square, Suite 2121, Philadelphia, PA 19103-4901, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

         LEGAL COUNSEL. Dechert Price & Rhoads, 1775 I Street, N.W., Washington, DC 20006 is legal counsel to the Fund.

                                   APPENDIX A


                               RATING DEFINITIONS

                               LONG-TERM RATINGS


AAA rated corporations, financial institutions, governments or asset-backed financing structures (entities) have an extremely strong capacity to pay interest and repay principal in a timely manner.

AA rated entities have a strong capacity to pay interest and repay principal in a timely manner and differ from the highest rated entities only in small degree.

A rated entities have a strong capacity to pay interest and repay principal in a timely manner although they may be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than those in higher rating categories.

BBB rated entities have a satisfactory or adequate capacity to pay interest and repay principal in a timely manner. Protection levels are more likely to be weakened by adverse changes in circumstances and economic conditions than for borrowers in higher rating categories.

Entities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such entities will likely have some quality and protective characteristics these are outweighed by large uncertainties or major exposures to adverse conditions.

BB rated entities face ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to a less adequate capacity to meet timely debt service commitments.

B rated entities are more vulnerable to adverse business, financial or economic conditions than entities in higher rating categories. This vulnerability is likely to impair the borrower's capacity or willingness to meet timely debt service commitments.

CCC rated entities have a currently identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely debt service commitments. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C rated entities have a high risk of default or are reliant on arrangements with third parties to prevent defaults.

D rated entities are in default. The rating is assigned when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired. The "D" rating is also used upon the filing of insolvency petition or a request to appoint a receiver if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.


                               SHORT-TERM RATINGS

                  INCLUDES COMMERCIAL PAPER (UP TO 12 MONTHS)


A.1 rated entities possess a strong degree of safety regarding timely payment. Those entities determined to possess extremely strong safety characteristics are denoted with an "A.1+" designation.

A.2 rated entities have a satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for those rated "A.1".

A.3 rated entities have an adequate capacity for timely repayment. They are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B rated entities have only a speculative capacity for timely payment. Those with a "B.1" have a greater capacity to meet obligations and are somewhat less likely to be weakened by adverse changes in the environment and economic conditions than those rated "B.2".

C.1 rated entities possess a doubtful capacity for payment.

D.1 rated entities are in default.

RATINGS OF BBB- (LONG-TERM) OR A.3 (SHORT-TERM) AND ABOVE ARE INVESTMENT GRADE.

                                   APPENDIX B


         As stated in the Prospectus, the Fund has the authority to invest in options on stock and stock indexes, futures contracts, options on futures contracts and repurchase agreements, although the Fund does not currently intend to trade in such instruments during the next twelve months.

         HEDGING TRANSACTIONS. As indicated above, the Fund is authorized to engage in certain types of hedging practices. These practices, which the Fund will undertake only for hedging purposes, include entering into interest-rate and index futures contracts and purchasing and writing put and call options on those contracts, on individual securities and on stock indexes. It is anticipated that use of these practices by the Fund will be very limited. In addition, the Fund's options transactions will be subject to trading and position limits of various exchanges. Tax considerations also may limit the Fund's ability to engage in forward contracts and futures and options.

         Interest-rate futures contracts create an obligation to purchase or sell specified amounts of debt securities on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss. Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.

         The purchase or writing of put or call options on futures contracts or individual securities would give the Fund, respectively, the right or obligation to sell or purchase the underlying futures contract or security at the stated exercise price any time before the option expires. The purchase or writing of put and call options on stock indexes would give the Fund, respectively, the right or obligation to receive or pay a specified amount at any time prior to expiration of the option. The value of the option varies with aggregate price movements of the stocks reflected in the index. The
Fund's risk in purchasing an option, if the price of the underlying security or index moves adverse to the purchaser, is limited to the premium it pays for the option. If price movements are favorable, on the other hand, the option will increase in value and the Fund would benefit from sale or exercise of the option. As the writer of an option, the Fund would receive a premium. The premium would be gain to the Fund if price movements in the underlying items are favorable to the writer and would reduce the loss if price movements are unfavorable. Any call options written by the Fund will be "covered", i.e., backed by securities owned by the Fund. The writing of a covered call option tends to limit the Fund's opportunity to profit from an increase in value of the underlying securities to the amount of the premium.

         To the extent required by applicable law and regulatory policy, the Fund may deal only in options and futures that are traded on exchanges.

         These hedging transactions, if any, would involve brokerage costs and require the Fund to make margin deposits against its performance obligations under the contracts. The Fund may also be required to segregate assets in an amount equal to the value of instruments underlying its futures contracts, call options purchased and put options written; to otherwise "cover" its futures and options positions; or to limit these transactions so that they are backed to a level of 300 percent by total Fund assets. The aggregate of initial margin deposits for futures contracts and related options and premiums paid for open futures options may not exceed 5 percent of the fair market value of the Fund's assets.

         If the Fund engages in hedging transactions, there can be no assurance that these transactions will be successful. Securities prices and interest rates may change in unanticipated manners or may move in ways which do not correlate closely to movements in the value of securities held by the Fund. Additionally, there can be no assurance that offsetting transactions will be available at any given time to enable the Fund to close out particular futures or options contracts. If these contracts cannot be closed out, the Fund may incur losses in excess of its initial margin deposit. The bankruptcy of a broker or other person with whom the Fund has an open futures or options position may also expose the Fund to risk of losing its margin deposits or collateral.

REPURCHASE AGREEMENTS

         The Fund may agree to purchase debt securities from financial institutions subject to the seller's agreement to purchase them at an agreed upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding a year, provided the repurchase agreement itself matures in less than one year. The financial institutions with whom the Fund may enter into repurchase agreements will be banks, and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's Adviser. The Adviser will continue to monitor creditworthiness of the seller under the repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. In addition, the Adviser will mark-to-market daily the value of the securities, and will, if necessary, require the seller to deliver additional securities to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

                                                       CAPSTONE NEW ZEALAND FUND


PORTFOLIO OF INVESTMENTS  -  OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                              MARKET               % OF
                                                               VALUE                NET
COMMON STOCKS- 94.57%                        SHARES        (NOTE 1-A)            ASSETS
                                             ------        ----------            ------

BREWERIES (2.27%)
DB Group, Limited........................   100,000        $  155,695              2.27%

BROADCAST MEDIA (6.30%)
Radio Otago, Limited.....................    64,300           109,723              1.60
Radio Pacific, Limited...................   151,700           321,218              4.70
                                                           ----------            ------
                                                              430,941              6.30
CHEMICALS (2.38%)
Nuplex Industries, Limited...............    70,798           163,139              2.38

COMMERCIAL SERVICES (6.45%)
Baycorp Holdings, Limited................   100,000           336,302              4.91
Taylors Group, Limited...................   120,100           105,462              1.54
                                                           ----------            ------
                                                              441,764              6.45
CONSTRUCTION/BUILDING MATERIALS (4.44%)
Fletcher Challenge Forestry, Limited.....   234,864           226,717              3.31
Milburn Corp., Limited...................    49,724            77,418              1.13
                                                           ----------            ------
                                                              304,135              4.44
ELECTRICAL/APPLIANCE MANUFACTURING (5.71%)
Fisher & Paykel Industries...............    56,949           180,881              2.64
PDL Holdings, Limited....................    41,100           209,890              3.07
                                                           ----------            ------
                                                              390,771              5.71
ENTERTAINMENT (0.71%)
Shotover Jet, Limited (a)................   260,000            48,577              0.71

ENVIRONMENTAL CONTROL (2.89%)
Waste Management NZ, Limited.............    52,874           197,574              2.89

FISHERIES (1.14%)
Sanford, Limited.........................    50,000            77,848              1.14

FOOD PRODUCTS (0.95%)
Restaurant Brands, Limited (a)...........    50,000            64,769              0.95

HORTICULTURAL SUPPLIER (3.88%)
Fruitfed Supplies, Limited...............   449,000           265,648              3.88

                                                       CAPSTONE NEW ZEALAND FUND


PORTFOLIO OF INVESTMENTS  -  OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                         MARKET         % OF
                                                          VALUE          NET
                                            SHARES    (NOTE 1-A)      ASSETS
                                            ------    ----------      ------

INSURANCE (10.19%)
Colonial Limited (a) ..................     30,000     $ 79,405         1.16%
Metropolitan Lifecare Group ...........    400,000      448,403         6.55
National Mutual Holdings, Limited .....    111,059      169,455         2.48
                                                       --------        -----
                                                        697,263        10.19

INVESTMENT COMPANIES (1.51%)
Helaby Holdings, Limited ..............     61,640      103,648         1.51

LUMBER & WOOD PRODUCTS (2.64%)
Evergreen Forest, Limited (a) .........    500,000      180,607         2.64

MANUFACTURING DISTRIBUTION (0.62%)
Scott Technologies, Limited (a) .......     36,697       42,280         0.62

OIL & GAS (2.11%)
New Zealand Refining, Limited .........      9,647      144,191         2.11

PORT OPERATIONS (13.85%)
Lyttleton Port Corp., Limited .........    250,000      319,176         4.66
Northland Port Corp., Limited .........    262,300      392,053         5.73
Port of Tauranga., Limited ............      5,000       11,054         0.16
South Port New Zealand, Limited .......    289,500      225,369         3.30
                                                       --------        -----
                                                        947,652        13.85
REAL ESTATE (2.67%)
Kiwi Income ...........................    140,000      104,627         1.53
New Zealand Guardian Trust (Note 5) ...     68,913       77,999         1.14
                                                       --------        -----
                                                        182,626         2.67
RETAIL-APPAREL (1.15%)
Hallenstein Glasson Holdings, Limited..     57,900       78,969         1.15

RETAIL-DEPARTMENT STORES (3.46%)
Arthur Barnett, Limited ...............    210,300      237,057         3.46

STOCK & STATION SERVICES (2.95%)
Williams & Kettle, Limited ............    153,500      201,710         2.95

TEXTILES - MANUFACTURING (0.91%)
Donaghy's, Limited ....................     58,715       62,163         0.91

                                                       CAPSTONE NEW ZEALAND FUND


PORTFOLIO OF INVESTMENTS  -  OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                         MARKET           % OF
                                                                          VALUE            NET
                                                          SHARES      (NOTE 1-A)        ASSETS
                                                          ------      ----------        ------

TRANSPORTATION (9.79%)
Air New Zealand, Limited - Class B ................       62,600     $  132,553           1.94%
Mainfreight, Limited ..............................      234,000        276,889           4.04
Owens Group, Limited ..............................      213,680        260,829           3.81
                                                                     ----------         ------
                                                                        670,271           9.79
UTILITIES- ELECTRIC (3.69%)
Infrastructure & Utilities Corporation, Limited ...      216,229        134,663           1.97
Transalta New Zealand, Limited ....................       88,000        117,830           1.72
                                                                     ----------         ------
                                                                        252,493           3.69
VEHICLE DISTRIBUTOR (1.91%)
The Colonial Motor Co., Limited ...................       91,100        130,491           1.91

TOTAL COMMON STOCKS (Cost $6,292,659) ..........................      6,472,282          94.57

BONDS (3.57%) .....................................    Par Value
                                                      ----------
Shortland Properties, 6.375%, Conv. 12/31/98 ......   $  226,500        132,596           1.94
State Bank of South Australia, 9%, 07/30/02 .......       94,000         62,997           0.92
Transalta NZ Capital Notes, 9.84%, 10/01/01 .......       25,000         15,185           0.22
Transalta NZ 7 year Conv. Notes, 8.81%, 10/01/03...       25,000         16,597           0.24
Transalta NZ 10 year Conv. Notes, 8.86%, 10/01/06..       25,000         16,737           0.25
                                                                     ----------         ------
        TOTAL BONDS (Cost $276,639) ............................        244,112           3.57

        TOTAL INVESTMENTS (Cost $6,569,298) ....................      6,716,394          98.14
        OTHER ASSETS, LESS LIABILITIES .........................        127,634           1.86
                                                                     ----------         ------
        NET ASSETS .............................................     $6,844,028         100.00%
                                                                     ==========         ======


(a) Non-income producing security



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND


STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
        Investments in securities at market value (identified cost $6,569,298) (Note 1-A)................      $ 6,716,394
        Foreign currency holdings - New Zealand Dollar account, at market (Note 1-B) ....................          179,578
        Receivables:
                Dividends and interest ....................................................   $    15,604
                Trust shares sold .........................................................         8,315
                Investment adviser ........................................................         1,884           25,803
                                                                                              -----------      -----------

                     Total Assets .......................................................................        6,921,775
                                                                                                               -----------

LIABILITIES:
        Cash overdraft ....................................................................        47,812
        Payable for Trust shares redeemed .................................................           444
        Accrued expenses ..................................................................        29,491
                                                                                              -----------

                     Total Liabilities ..................................................................           77,747
                                                                                                               -----------

NET ASSETS ..............................................................................................     $ 6,844,028
                                                                                                               ===========
NET ASSET VALUE PRICE PER SHARE:
($6,844,028 / 608,142 shares of beneficial interest outstanding) ........................................      $     11.25
                                                                                                               ===========
SOURCE OF NET ASSETS:
        Paid in capital .................................................................................      $ 6,605,516
        Undistributed net investment income .............................................................           98,434
        Accumulated net realized loss on investments ....................................................           (1,471)
        Net unrealized appreciation on investments and foreign currencies ...............................          141,549
                                                                                                               -----------

                     Total ..............................................................................      $ 6,844,028
                                                                                                               ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND


STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME

        Income:
                Dividends .....................................................    $343,023
                Interest                                                             45,158
                                                                                   --------
                                                                                    388,181
                     Less: Foreign taxes withheld .............................      34,847
                                                                                   --------

                     Total investment Income ...............................................         $ 353,334
                                                                                                     ---------

        Expenses: (Note 2)
                Advisory fees .................................................      63,809
                Transfer agent fees ...........................................      43,564
                Administrative services .......................................      35,270
                Distribution fees .............................................      21,261
                Fund accounting  fees .........................................      17,500
                Professional fees .............................................      16,708
                Custodian fees ................................................      16,484
                Registration and filing fees ..................................      12,050
                Reports and notices to stockholders ...........................       8,897
                Trustees' fees and expenses ...................................       6,372
                Miscellaneous .................................................       3,592
                                                                                   --------
                     Total Expenses ........................................................           245,507

                Less: Advisory fees waived ....................................      26,923
                    Custodian fees paid indirectly ............................       5,546             32,469
                                                                                  ---------          ---------
                     Net Expenses. .........................................................           213,038
                                                                                                     ---------

                           Net Investment Income ...........................................           140,296
                                                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (Note 4)

        Net realized gain from security transactions ..........................      43,537
        Net realized loss on conversion of foreign currencies to U.S. dollars .     (39,168)
                                                                                   --------
                Net realized gain on investments ...........................................             4,369

        Net unrealized depreciation of investments and foreign currencies ..................          (920,559)
                                                                                                     ---------

                Net realized and unrealized depreciation of investments ....................          (916,190)
                                                                                                     ---------

                        Net decrease in net assets resulting from operations ...............         $(775,894)
                                                                                                     =========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                                                   ----------------------
                                                                                   1997              1996
                                                                                   ----              ----

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income ...................................................     $   140,296      $   111,784
Net realized gain on investments ........................................           4,369        1,011,044
Net unrealized depreciation of investments, forward currency contracts
        and foreign currencies ..........................................        (920,559)         (11,788)
                                                                              -----------      -----------
Net increase (decrease) in net assets resulting from operations .........        (775,894)       1,111,040

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...................................................        (134,014)         (94,166)
Net realized gains from investment transactions .........................              --          (73,239)

TRUST SHARE TRANSACTIONS:
Increase (decrease) in net assets resulting from capital share
        transactions (Note 3) ...........................................        (503,680)       3,819,564
                                                                              -----------      -----------
          Net increase (decrease) in net assets .........................      (1,413,588)       4,763,199

NET ASSETS
Beginning of year .......................................................       8,257,616        3,494,417
                                                                              -----------      -----------
End of year (including undistributed net investment income of $98,434 and
        $98,100, respectively) ..........................................     $ 6,844,028      $ 8,257,616
                                                                              ===========      ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS-OCTOBER 31, 1997
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone New Zealand Fund (the "Fund") is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund seeks to provide long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of New Zealand issuers. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on securities exchanges are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sale price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                                       CAPSTONE NEW ZEALAND FUND


C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts on bonds purchased are amortized over the life of the respective issue. Interest income and estimated expenses are accrued daily.

D) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes. Under the United States-New Zealand tax treaty, New Zealand imposes a withholding tax on dividends (15%) and interest (10%) received by the Fund. There is currently no New Zealand tax on capital gains.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Investment Adviser, FCA Corp., is paid a fee, calculated daily and paid monthly, equal to an annual rate of 0.75% of the average net assets of the Fund. For the year ended October 31, 1997, FCA Corp. has voluntarily waived $26,923 of its advisory fees in order to limit the Fund's expenses to 2.5% of the Fund's average net assets.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of 0.25% of the Fund's average daily net assets. Prior to June 1997, the Administrator was also paid a monthly fee representing the cost of certain accounting and bookkeeping services. Effective June 1997, Fifth Third Bank performs the accounting, bookkeeping and pricing services for the Fund.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays to CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1997, the Fund paid $21,261 in 12b-1 fees, of which approximately 21% was paid to Service Organizations other than CAPCO.

     Certain officers and trustees of the Trust and the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Trust. During the year ended October 31, 1997, trustees of the Fund who are not "interested persons" received trustees' fees of $3,000.

                                                       CAPSTONE NEW ZEALAND FUND


NOTE 3 - TRUST SHARES

     At October 31, 1997 there were 608,142 Trust shares outstanding. Transactions in Trust shares were as follows:

                                                                           YEAR ENDED OCTOBER 31,
                                                                           ----------------------
                                                                   1997                               1996
                                                                   ----                               ----
                                                         SHARES           AMOUNT            SHARES           AMOUNT
                                                         ------           ------            ------           ------

Shares sold ....................................         598,767      $ 7,747,373          634,364      $ 7,280,993
Shares issued to shareholders in reinvestment of
  distributions ................................           7,766          102,048           15,526          163,953
                                                        --------      -----------         --------      -----------
                                                         606,533        7,849,421          649,890        7,444,946
Shares redeemed ................................        (647,261)      (8,353,101)        (315,346)      (3,625,382)
                                                        --------      -----------         --------      -----------
  Net increase (decrease) ......................         (40,728)     $  (503,680)         334,544      $ 3,819,564
                                                        ========      ===========         ========      ===========

NOTE 4 - SECURITIES TRANSACTIONS

     Purchases and sales of securities aggregated $2,375,862 and $2,069,863, respectively. At October 31, 1997, the cost of investments for Federal income tax purposes was $6,569,298. Accumulated net unrealized appreciation on investments was $147,096 consisting of $918,915 gross unrealized appreciation and $771,819 gross unrealized depreciation.

NOTE 5 - RESTRICTED SECURITY

     In 1993, the Fund acquired 61,015 shares of Guardian Property Fund ("Guardian"), a closed-end mutual fund (offered by The New Zealand Guardian Trust Company Limited), through private placements at a cost of $60,606. These shares cannot be sold prior to their valuation date, which occurs two years after the date of investment. In October 1995 and October 1997, the Guardian shares were renewed for additional two year periods to October 15, 1999. 1996 and 1997 cash dividends were reinvested into 7,898 additional shares, bringing the position to 68,913 shares. The Guardian shares are valued daily based on a weekly quoted price. At October 31, 1997, the value of the Guardian investment was $77,999 representing approximately 1% of the Fund's net assets.

NOTE 6 - SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

     Capstone International Series Trust held a special meeting of shareholders of the Capstone New Zealand Fund on December 4, 1997. On July 14, 1997, the record date for the meeting, the Fund had 650,723 shares outstanding, of which 330,542 (51% of the total) were represented at the meeting. The votes at the meeting were as follows:

Item 1: Election of Trustees


                                      Number of Shares
                                  -----------------------
Nominees for Trustee              Affirmative    Withheld
--------------------              -----------    --------
Edward L. Jaroski                  325,144        5,398
James F. Leary                     324,788        5,754
John R. Parker                     325,652        4,890
Bernard J. Vaughan                 325,409        5,133


Item
2: To ratify the selection of Briggs, Bunting & Dougherty, LLP as independent public accountants of the Trust for the fiscal year ended October 31, 1997.


                              Number of Shares
                              ----------------
Affirmative                       318,548
Against                             1,545
Abstain                            10,449

                                                       CAPSTONE NEW ZEALAND FUND


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.



PER SHARE DATA                                                                     YEAR ENDED OCTOBER 31,
                                                                            ------------------------------------
                                                                            1997    1996    1995    1994    1993
                                                                            ----    ----    ----    ----    ----

Net asset value at beginning of year .................................     $12.73  $11.12  $10.44  $11.61  $ 9.75
                                                                           ------  ------  ------  ------  ------
Income from investment operations:
        Net investment income ........................................       0.24    0.19    0.31    0.16    0.09
        Net realized and unrealized gain (loss) on investments .......      (1.55)   1.93    0.90   (1.00)   1.77
                                                                           ------  ------  ------  ------  ------
        Total from investment operations .............................      (1.31)   2.12    1.21   (0.84)   1.86
                                                                           ------  ------  ------  ------  ------
Less dividends from:
        Net investment income ........................................       0.17    0.29    0.21    0.06      --
        Net realized gain on investments .............................         --    0.22    0.32    0.27      --
                                                                           ------  ------  ------  ------  ------
Total distributions ..................................................       0.17    0.51    0.53    0.33      --
                                                                           ------  ------  ------  ------  ------
Net asset value at end of year .......................................     $11.25  $12.73  $11.12  $10.44  $11.61
                                                                           ======  ======  ======  ======  ======
TOTAL RETURN (%) (1) .................................................     (10.46)  20.03   12.22   (7.40)  19.08

RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (in thousands) .............................     $6,844  $8,258  $3,494  $3,014  $2,732

RATIOS:
Operating expenses to average net assets:
        Before expense reimbursement (%) .............................       2.89    3.63    4.77    4.40    8.19
        After expense reimbursement (%) ..............................       2.50    2.72    2.52    2.50    2.50

Net investment income to average net assets (%). .....................       1.65    2.32    3.06    1.55    0.95

Portfolio turnover rate (%) ..........................................         24      38      38      40      32

Average commission rate (per share of security)(2) ...................     $.0079  $.0050



(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(2) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Capstone New Zealand Fund

We have audited the accompanying statement of assets and liabilities of Capstone New Zealand Fund, including the portfolio of investments as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1996 and the financial highlights for each of the four years in the period ended October 31, 1996, were audited by other auditors, whose report, dated November 18, 1996, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone New Zealand Fund at October 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the year ended October 31, 1997, in conformity with generally accepted accounting principles.




                                                Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
December 8, 1997

                      CAPSTONE INTERNATIONAL SERIES TRUST
                           CAPSTONE NEW ZEALAND FUND
                               OTHER INFORMATION
                 (PART C TO REGISTRATION STATEMENT NO. 33-6867)


Item 24.     Financial Statements and Exhibits

             Exhibits not incorporated by reference to a prior filing are designated by an asterisk; all exhibits not so designated are incorporated hereby by reference to a prior filing as indicated.

             (a) Financial Statements of Capstone New Zealand Fund (included in Parts A and B):

                         Per Share Data and Ratios for the period ended
                         October 31, 1997 (Part A) Auditor's Report (Part B) Statement of Assets and Liabilities at October 31, 1997 (Part B)
                         Portfolio of Investments in Securities at October 31, 1997 (Part B)
                         Statement of Operations for the year ended October 31, 1997 (Part B)
                         Statement of Changes in Net Assets for the period ended October 31, 1997 (Part B)
                         Notes to Financial Statements (Part B)

             (b)     Exhibits:

                     A.    Exhibits filed pursuant to Form N-1A

                           1 Copy of Declaration of Trust as amended and restated September 29, 1986; Exhibit 1 to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                           1(a) Proposed form of Written Instrument of the Trustees Amending Name of the Trust; Exhibit 1(a) to Post-Effective Amendment No. 2 to Registration No. 33-6867.

                           1(b) Amendment and Restatement to the Declaration of Trust dated September 19, 1991 to establish and designate a separate series, New Zealand Fund; Exhibit 1(b) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                           2(a) Copy of By-Laws; Exhibit 2 to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                           2(b) Copy of Amendment to By-Laws dated July 24, 1989; Exhibit 2(b) to Post-Effective Amendment No. 5 to Registration No. 33-6867.

                           3      None.

                           4(a) Copy of Specimen Certificate of Beneficial Interest of The

                                  European Fund; Exhibit 4 to Pre-Effective
                                  Amendment No. 1 to Registration No. 33-6867.

                           4(b) Copy of Specimen Certificate of Beneficial Interest of Nikko Japan Tilt Fund; Exhibit 4 to Post-Effective Amendment No. 5 to Registration No. 33-6867.

                           4(c) Specimen Certificate of Beneficial Interest of New Zealand Fund; Exhibit 4(d) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                           5(a) Copy of Investment Advisory Agreement between Investors International Series Trust, on behalf of The European Fund, and CCF International Finance Corp. dated September 29, 1986; Exhibit 5 to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                           5(b) Copy of Investment Advisory Agreement between Investors International Series Trust, on behalf of The European Fund, and CCF International Finance Corp. dated June 10, 1987; Exhibit 5(b) to Post-Effective Amendment No. 1 to Registration No. 33-6867.

                           5(c) Copy of Investment Advisory Agreement between Capstone International Series Trust, on behalf of Nikko Japan Tilt Fund, and NIKKO Capital Management (U.S.A), Inc. dated April 24, 1989;
                                  Exhibit 5(c) to Post-Effective Amendment No. 3 to Registration No. 33-6867.

                           5(d)   Proposed form of Investment Advisory
                                  Agreement between Capstone International
                                  Series Trust, on behalf of New Zealand Fund, and FCA Corp; Exhibit 5(e) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                           6(a) Copy of General Distribution Agreement between Investors International Series Trust, on behalf of The European Fund, and Tenneco Asset Planning Company dated September 29, 1986;
                                  Exhibit 6 to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                           6(b) Copy of General Distribution Agreement between Investors International Series Trust, on behalf of The European Fund, and Capstone Asset Planning Company dated September 1, 1987; Exhibit 6(b) to Post-Effective Amendment No. 1 to Registration No. 33-6867.

                           6(c) Copy of General Distribution Agreement between Capstone International Series Trust, on behalf of Nikko Japan Tilt Fund, and Capstone Asset Planning Company dated April 24, 1989;

                                  Exhibit 6 to Post-Effective Amendment No. 3 to Registration Statement No. 33-6867.

                           6(d) Copy of General Distribution Agreement between Capstone International Series Trust, on behalf of New Zealand Fund, and Capstone Asset Planning Company; Exhibit 6(e) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                           6(e)   Proposed form of General Distribution
                                  Agreement between Capstone International
                                  Series Trust, on behalf of New Zealand Fund, and Capstone Asset Planning Company; Exhibit 6(e) to Post-Effective Amendment No. 19 to Registration No. 33-6867.

                           6(f) Copy of General Distribution Agreement dated July 31, 1992 between Capstone International Series Trust, on behalf of Capstone European Fund, and Capstone Asset Planning Company;
                                  Exhibit 6(f) to Post-Effective Amendment No.
                                  17 to Registration No. 33-6867.

                           6(g) Copy of General Distribution Agreement dated August 10, 1992 between Capstone International Series Trust, on behalf of Capstone Nikko Japan Fund, and Capstone Asset Planning Company; Exhibit 6(g) to Post-Effective Amendment No. 18 to Register State No. 33-6867.

                           7      None.

                           8(a) Copy of Custodian Agreement between Investors International Series Trust, on behalf of The European Fund, and Credit Commercial de France dated September 29, 1986; Exhibit 8(a) to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                           8(b) Copy of Custodian Agreement between Investors International Series Trust, on behalf of The European Fund, and First Pennsylvania Bank, N.A. dated November 1, 1986; Exhibit 8(b) to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                           8(c) Copy of Custodian Agreement between Capstone International Series Trust, on behalf of Nikko Japan Tilt Fund, and The Bank of Tokyo Trust Company dated July 10, 1989; Exhibit 8(c) to Post-Effective Amendment No. 5 to Registration No. 33-6867.

                           8(d) Copy of Custodian Agreement between Capstone International Series Trust, on behalf of New Zealand Fund, and Citibank, N.A.; Exhibit 8(e) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                        9(a)(1) Copy of Administration Agreement between Investors International Series Trust, on behalf of The European Fund, and

                                  Tenneco Asset Management Company dated
                                  September 29, 1986; Exhibit 9(a) to
                                  Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                        9(a)(2) Copy of Administration Agreement between Investors International Series Trust, on behalf of The European Fund, and Capstone Asset Management Company dated September 1, 1987; Exhibit 9(a)(2) to Post-Effective Amendment No. 1 to Registration No. 33-6867.

                        9(a)(3) Copy of Administration Agreement between Capstone International Series Trust, on behalf of Nikko Japan Tilt Fund, and Capstone Asset Management Company dated April 24, 1989;
                                  Exhibit 9(a)(3) to Post-Effective Amendment
                                  No. 3 to Registration No. 33-6867.

                        9(a)(4) Copy form of Administration Agreement between Capstone International Series Trust, on behalf of New Zealand Fund, and Capstone Asset Management Company; Exhibit 9(a)(5) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                        9(b)(1) Copy of Transfer Agency Agreement between Investor International Series Trust, on behalf of The European Fund, and Fund/Plan Services, Inc. dated November 1, 1986; Exhibit 9(b) to Pre-Effective Amendment No. 1 to Registration No. 33-6867.

                        9(b)(2) Copy of Agency Agreement between Investors International Series Trust and Capstone Financial Services, Inc. dated October 2, 1987; Exhibit 9(b)(2) to Post-Effective Amendment No. 1 to Registration No. 33-6867.

                        9(b)(3) Copy of Shareholder Services Agreement between Capstone International Series Trust and Fund/Plan Services, Inc. dated February 1, 1991; Exhibit 9(b)(3) to Post-Effective Amendment No. 7 to Registration No. 33-6867.

                       10 Opinion of Dechert Price & Rhoads; Exhibit 10 to Rule 24f-2 Notice dated December 23, 1989.

                       10(a)      Opinion of Dechert Price & Rhoads.

                       11(a) Consent of Tait, Weller & Baker, Independent Certified Public Accountants.

                      *11(b) Powers of Attorney for Messrs. James F. Leary, John R. Parker and Bernard J. Vaughan.

------------
*  Filed herewith

                      *11(c) Consent of Briggs, Bunting & Dougherty, LLP, Independent Certified Public Accountants.

                       12         None.

                       13         None.

                       14         None.

                       15         Form of Service and Distribution Plan.

                      *16         Schedule for Computation of Performance
                                  Quotations.

             B. Exhibits filed pursuant to Rule 483 of Regulation C under the Securities Act of 1933, as amended.


Item 25.     Persons Controlled by or under Common Control with Registrant

             Registrant does not control and is not under common control with any person.


Item 26.     Number of Holders of Securities

                                                   Number of Record Holders
        Title of Class                              as of February 17, 1998
        --------------                             ------------------------
Shares of beneficial interest,
par value $0.01                                             1369


Item 27.     Indemnification

             The Declaration of Trust of the Registrant includes the following:

                     Section 4.3.          Mandatory Indemnification.

             (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                     (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;


------------
*  Filed herewith

                     (ii) the words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

             (b) No indemnification shall be provided hereunder to a Trustee or officer:

                     (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                     (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                             (A) By the court or other body approving the settlement or other disposition; or

                             (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (2) written opinion of independent legal counsel.

             (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

            (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                    As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding."

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             To the extent that the Declaration of Trust, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any trustee or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.


Item 28.     Business and Other Connections of Investment Adviser

             The only activity of the Registrant's investment adviser, FCA Corp, prior to the date hereof has been that of investment adviser to pension and profit sharing plans, educational institutions, charitable institutions, individuals and corporations.

             Set forth below is a list of each officer and director of the Registrant's investment adviser, indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two years, for his own account or in the capacity of director, officer, partner or trustee.

                                                                                  Other Substantial
                                          Position with                          Business, Profession,
      Name                              Investment Adviser                      Vocation or Employment
      ----                              ------------------                      ----------------------
Robert W. Scharar                     President and Director                 Senior Financial Planner of FCA Corp

Bill S. Murski                        Senior Vice President                  Senior Financial Planner of
                                      & Secretary                            FCA Corp

Steven A. Estrin                      Senior Vice President                  Senior Financial Planner of
                                      & Director                             FCA Corp

Rick Alphonso                         Assistant Vice President               Senior Financial Planner of
                                                                             FCA Corp

Robert P. Messer                      Chief Operating Officer                                   --
                                      & Treasurer

John T. Manaras                       Director                               Consultant

Edward P. Srsic                       Director                               Senior VP of Sarah, Inc.


Item 29.     Principal Underwriters

             (a) The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Government Income Fund, Capstone Growth Fund, Inc. and Capstone Japan Fund.

             (b)

Name and Principal                  Positions and Offices                        Positions and Offices
Business Address*                      with Underwriter                               with Registrant
------------------                  ---------------------                        ---------------------
Dan E. Watson                       Chairman of the Board and                               --
                                    Director

Edward L. Jaroski                   President and Director                   Trustee and President of the Trust

Leticia N. Jaroski                  Vice President                                          --

Iris R. Clay                        Secretary                                Secretary

Linda G. Giuffre                    Vice President and Treasurer             Treasurer

-------------
* 5847 San Felipe, Suite 4100, Houston, Texas  77057

Item 30.     Location of Accounts and Records

             Capstone Asset Management Company, the administrator to the Registrant, 5847 San Felipe, Suite 4100, Houston, TX 77057, FCA Corp, the investment adviser of Capstone New Zealand Fund, 5847 San Felipe, Suite 850, Houston, Texas 77057; The Fifth Third Bank, the custodian of Capstone New Zealand Fund, 38 Fountain Square, Cincinnati, Ohio 45263, and FPS Services, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903 maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.


Item 31.     Management Services

             Not applicable.


Item 32.     Undertakings

             Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement or Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and had duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 2nd day of March, 1998.

                                        CAPSTONE INTERNATIONAL SERIES TRUST
                                        CAPSTONE NEW ZEALAND FUND

                                        Registrant



                                        By:
                                             ------------------------------
                                               Edward L. Jaroski, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signatures                                     Title                              Date
           ----------                                     -----                              ----
                                                   President and Trustee                 March 2, 1998
-------------------------------                    (Principal Executive
Edward L. Jaroski                                  Officer)


                                                   Treasurer (Principal                  March 2, 1998
-------------------------------                    Financial & Accounting
Linda G. Giuffre                                   Officer)

JAMES F. LEARY*                                    Trustee                               March 2, 1998
-------------------------------
James L. Leary


JOHN R. PARKER*                                    Trustee                               March 2, 1998
-------------------------------
John R. Parker


BERNARD J. VAUGHAN*                                Trustee                               March 2, 1998
-------------------------------
Bernard J. Vaughan



* By:  -----------------------------------
       Edward L. Jaroski, Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement or Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and had duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 2nd day of March, 1998.

                                        CAPSTONE INTERNATIONAL SERIES TRUST
                                                  CAPSTONE NEW ZEALAND FUND

                                   Registrant



                                        By:  /s/EDWARD L. JAROSKI
                                                Edward L. Jaroski, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signatures                                   Title                                Date
           ----------                                   -----                                ----
/s/EDWARD L. JAROSKI                               President and Trustee                 March 2, 1998
-------------------------------------              (Principal Executive
Edward L. Jaroski                                  Officer)


/s/LINDA G. GIUFFRE                                Treasurer (Principal                  March 2, 1998
----------------------------------------           Financial & Accounting
Linda G. Giuffre                                   Officer)


JAMES F. LEARY*                                    Trustee                               March 2, 1998
-------------------------------------------
James L. Leary


JOHN R. PARKER*                                    Trustee                               March 2, 1998
------------------------------------------
John R. Parker


BERNARD J. VAUGHAN*                                Trustee                               March 2, 1998
---------------------------------
Bernard J. Vaughan



* By:  /s/EDWARD L. JAROSKI
---------------------------------------------
          Edward L. Jaroski, Attorney-In-Fact

                               INDEX TO EXHIBITS



  Exhibit
   Number                       Description of Exhibits
  -------                       -----------------------
   11(b)            Powers of Attorney for Messrs. James F. Leary,
                    John R. Parker and Bernard J. Vaughan

   11(c)            Consent of Briggs, Bunting & Dougherty, LLP, Independent
                    Certified Public Accountants

   16               Schedule of Computation of Performance Quotations